UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period October 1, 2008 – March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Semiannual Report
3|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Master
Intermediate
Income Trust

Semiannual Report
3 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	12

Your fund’s management	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Shareholder meeting results	79

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. Additionally, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is designed to target the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of various fixed-income sectors, the fund seeks to take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Master Intermediate Income Trust

Putnam Master Intermediate Income Trust balances
risk and return across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s total investment portfolio. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 22–66.

4	5

Performance snapshot

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

D. William Kohli

Bill, thank you for taking the time today to talk about Putnam Master Intermediate Income Trust’s most recent semiannual period. How did the fund perform?

The past semiannual period was a tale of two very contrasting quarters. In terms of performance results, this period can be summarized as a very difficult one for the credit markets and the fund. At the peak of the financial crisis last October and November, even issues with very secure cash flows found few buyers. Interest-rate spreads, or differences in yield between credit instruments and Treasuries, widened dramatically as prices of many credit instruments plummeted. In an almost desperate flight to perceived quality during the height of the credit crisis, investors fled credit instruments for the perceived safe haven of Treasuries. And in the unwinding of risk that followed, some of the highest-quality non-Treasury securities experienced the biggest price declines as investors sold at any cost. Specifically, the fund declined 21.69% at net asset value, versus a return of 5.06% for the Barclays Capital Government/ Credit Bond Index and a 12.32% loss for the fund’s Lipper peer group.

The fund significantly underperformed its benchmark, which is more highly concentrated in these government securities,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

despite our emphasis on securities of investment grade and higher quality, and our continued cautious stance on duration [a measure of portfolio risk].

You talked about contrasting quarters. How did the period begin in terms of major events affecting the credit markets and how did it evolve?

Over the past 18 months, we have witnessed the dramatic unfolding of a significant deleveraging process in the United States —as well as worldwide — on a scale that is unprecedented. Following Lehman Brothers’ bankruptcy declaration, breakup, and liquidation last September, credit market prices declined sharply in October and November 2008. Leading up to that point, we had seen a surge in home foreclosures, severe problems for the securitized loan markets, the collapse of Bear Stearns, and instances where the money markets virtually froze and short-term Treasury yields turned negative because of unprecedented Treasury security demand. In October and November 2008, another significant drop in commercial and residential property values was reported, and panic selling of credit instruments by individuals and institutions, including large hedge funds, ensued. Non-Treasury instruments — regardless of quality — simply had too many sellers and very few buyers. And yields of credit instruments compared with Treasuries spiked to spread levels that had never been seen before.

The dramatic reduction of access to credit for individuals and businesses drove the United States and all major European countries into the worst economic downturn since the Great Depression. The U.S. Federal Reserve [the Fed] and several other central banks responded with a series of short-term interest-rate cuts designed to stimulate economic activity, and the Fed and U.S.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Treasury introduced a number of new lending facilities designed to spur renewed credit flows and lending among — and by — large financial institutions. After the Fed reduced short-term interest to near zero, it shifted its strategy to “quantitative easing,” buying up bank securities to inject more money into the financial system with the goal of spurring additional lending by banks. In early February 2009, Congress approved an $800 billion stimulus package designed to buoy the economy with new spending, and in March, Treasury Secretary Geithner announced a public/private partnership to buy up so-called “toxic” mortgage assets from banks as another way to restore credit flows. The result of this series of government efforts was a gradual shift — at least temporarily — to a stabilization of the credit markets. These markets, which had started to bounce back in December, performed strongly during the first quarter of 2009. However, for the fund’s semiannual period, this strength was insuf-ficient to overcome the steep price declines that we saw last October and November.

Bill, what was the portfolio managers’ strategy during this volatile period?

First, we continued our strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Though the performance of most credit instruments was highly correlated at the low point for the bond market last fall (as many investors fled to Treasuries), we believe that our focus on high credit quality will reward investors over time. Beginning in late 2007, we began to find compelling opportunities among what we perceived to be severely undervalued securities in the commercial mortgage-backed securities [CMBS], CMBS interest-only securities [CMBS IOs], collateralized mortgage obligations [CMOs], and inverse floating-rate notes markets, and

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

purchased large amounts of these securities at various points over the past 15 months.

Two factors helped the fund bounce back somewhat from the tremendous market downdraft of October and November. The fund’s investments in CMBS IOs and inverse floating-rate securities benefited from the slow rate of prepayments that the mortgage market was experiencing. Both types of securities were producing substantial cash flows even in the difficult economic environment, and these two types of holdings strongly benefited performance from December through February when the credit markets stabilized. Second, during the latter part of the period, the fund profited from our prior decision to position the portfolio for yield-curve steepening during the atypical market environment in which yields on short-term credit instruments were higher than on long-term issues. This strategy was based on our view that the yield curve would continue to normalize (with longer-term yields rising) as the government significantly ramped up spending to deal with the economic crisis and concern grew over budget deficits and longer-term inflation.

IN THE NEWS

On April 16, 2009, the U.S. Treasury Department launched a $9.9 billion mortgage modification program aimed at stemming the tide of rising, record foreclosures in the United States, which included a 24% year-over-year increase in foreclosure filings in first quarter 2009. Under the plan, which could help an estimated three to four million homeowners, the Treasury will pay six of the nation’s largest mortgage service companies a $1,000 one-time fee each time they reduce a homeowner’s mortgage payments to 38% of his or her income for five years. The Treasury would then subsidize further homeowner payments down to 31% of income. Further, these mortgage servicers will receive as much as $1,000 per year for as many as three years, if a borrower stays current in the program. Homeowners who maintain their standing in the program are also eligible to receive up to $1,000 a year for five years to be used to reduce loan principals.

Did you incorporate any additional changes in strategy during the period?

Yes, with the intent of decreasing the fund’s price volatility, we have been reducing the overall level of commercial mortgage assets in the fund, and shifting to short-duration commercial mortgages and residential mortgages. Within the residential mortgage area, we have recently emphasized hybrid ARMs [combining features of both fixed-rate and adjustable-rate mortgages] and Alt-A mortgages [considered more risky than prime mortgages but higher quality than subprime] at what we feel are very depressed prices. We believe both types of residential mortgages were unfairly punished by the market during the most intense periods of market illiquidity over the past 18 months. And it’s very important to note that we are making these investments on the basis of our calculation that even if the current bad economic situation worsens considerably, we will still receive the proper cash flows from these securities.

Bill, what is your outlook for the economy, the credit markets, and the fund over the next several months?

Obviously, the seismic changes in today’s financial landscape make it difficult to formulate a strong call concerning the magnitude of the economic impact. Further deterioration in growth is a distinct possibility. However, we believe that some potential bad economic news is already “priced into” the financial markets, and that markets are often ahead of the fundamental economic story in anticipating the future direction of the economy, positive or negative.

Because it is impossible to predict even the short-term economic future, we are focusing on cash flows. That is, we are looking to invest in bonds that will produce steady returns even if a bad U.S. economy gets significantly worse. We are also emphasizing shorter duration and high quality. At the same time, though we expect market volatility to persist, we think that the level of value in the bond market is so high it is off the charts. For the first time in more than 15 years, double-digit yields are available from fixed-income instruments during a period when inflation is still very low. To us, the potential returns from a select mix of credit instruments are extremely attractive.

Thanks again, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2009, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/09

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	5.33%	4.92%

10 years	20.03	29.46
Annual average	1.84	2.62

5 years	–14.95	–11.32
Annual average	–3.19	–2.37

3 years	–22.09	–10.61
Annual average	–7.98	–3.67

1 year	–27.77	–22.75

6 months	–21.69	–15.36

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/09

				Lipper Flexible
	Barclays Capital	Citigroup Non-U.S.		Income Funds
	Government/Credit	World Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.29%	6.63%	—†	5.10%

10 years	73.03	70.62	34.27%	40.53
Annual average	5.64	5.49	2.99	3.23

5 years	20.16	24.01	–0.37	–1.12
Annual average	3.74	4.40	–0.07	–0.33

3 years	17.31	23.95	–13.42	–10.57
Annual average	5.47	7.42	–4.69	–3.78

1 year	1.78	–6.43	–20.05	–18.72

6 months	5.06	2.56	–14.61	–12.32

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 6, 6, 6, 6, 5, and 2 funds, respectively, in this Lipper category.

† The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Fund price and distribution information For the six-month period ended 3/31/09

Distributions

Number		6

Income		$0.270

Capital gains		—

Total		$0.270

Share value	NAV	Market price

9/30/08	$5.88	$5.39

3/31/09	4.32	4.28

Current yield (end of period)

Current dividend rate*	12.50%	12.62%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

In addition to D. William Kohli, your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2009, and March 31, 2008.

Trustee and Putnam employee fund ownership

As of March 31, 2009, 12 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$22,000	$30,000,000

Putnam employees	$2,000	$319,000,000

Other Putnam funds managed by the Portfolio Managers

D. William Kohli is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Income Fund, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Income Fund, and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with signifi-cant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	63rd

Three-year period	63rd

Five-year period	58th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 7, 7, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 86%, 86%, and 84%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 6th out of 6, 6th out of 6, and 5th out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential bene-fits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

MORTGAGE-BACKED SECURITIES (37.8%)*		Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		$3,981,000	$1,618,277

Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036		325,000	242,880
FRB Ser. 07-3, Class A2, 5.658s, 2049		1,568,000	1,299,268
FRB Ser. 07-3, Class A3, 5.837s, 2049		168,000	107,936
Ser. 07-2, Class A2, 5.634s, 2049		513,000	414,104
Ser. 05-6, Class A2, 5.165s, 2047		1,131,000	1,022,830
Ser. 07-5, Class XW, Interest Only (IO), 0.44s, 2051		112,797,849	1,874,450

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	32,600
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	140,413

Banc of America Funding Corp. FRB Ser. 06-D, Class 6A1,
5.948s, 2036		2,829,598	1,329,911

Banc of America Large Loan 144A FRB Ser. 05-MIB1,Class K,
2.556s, 2022		645,000	331,803

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037		3,808,438	227,745
Ser. 07-5A, IO, 1.55s, 2037		983,379	73,163

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		2,121,441	891,358
FRB Ser. 06-6, Class 2A1, 5.891s, 2036		1,023,505	466,351

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.186s, 2032		410,000	231,031

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.095s, 2050		62,512,571	363,654

Broadgate Financing PLC sec. FRB Ser. D, 3.57s, 2023
(United Kingdom)	GBP	353,875	126,900

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.198s, 2036		$1,364,180	700,673
IFB Ser. 07-6, Class 2A5, IO, 6.128s, 2037		1,686,533	130,706
FRB Ser. 05-10, Class 1A5A, 5.834s, 2035		376,198	199,159
FRB Ser. 06-AR7, Class 2A2A, 5.645s, 2036		235,358	89,436

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.077s, 2044		36,589,698	128,005

Commercial Mortgage Pass-Through Certificates 144A FRB
Ser. 05-F10A, Class A1, 0.656s, 2017		253,745	250,888

Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 7.078s, 2034		1,625,703	93,478
Ser. 06-45T1, Class 2A2, 6s, 2037		859,153	450,518
Ser. 06-J8, Class A4, 6s, 2037		2,198,875	1,153,035
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		1,756,449	1,125,294

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.675s, 2035		44,694	20,559
FRB Ser. 06-HYB1, Class 1A1, 5.316s, 2036		287,656	133,200
FRB Ser. 05-HYB4, Class 2A1, 4.895s, 2035		4,599,581	2,345,786

Countrywide Home Loans 144A IFB Ser. 05-R1, Class 1AS, IO,
5.43s, 2035		3,042,607	207,753

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount		Value

Credit Suisse Mortgage Capital Certificates
Ser. 07-3, Class 1A1A, 5.837s, 2037		$597,128	$289,607
FRB Ser. 07-C4, Class A2, 5.81s, 2039		814,000	617,101
Ser. 07-C5, Class A3, 5.694s, 2040		8,400,000	5,023,098

CRESI Finance Limited Partnership 144A FRB Ser. 06-A, Class C,
1.122s, 2017		251,000	138,050

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	483,000
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	17,187
FRB Ser. 05-TFLA, Class L, 2.406s, 2020		699,000	349,500

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X,
IO, 0.344s, 2031		2,741,573	54,206

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	157,571

European Loan Conduit 144A FRB Ser. 22A, Class D, 3.043s,
2014 (United Kingdom)	GBP	507,000	145,448

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
3.019s, 2014 (United Kingdom)	GBP	270,817	77,692

Fannie Mae
IFB Ser. 06-70, Class SM, 50.389s, 2036		$201,182	301,379
IFB Ser. 06-62, Class PS, 36.769s, 2036		611,825	871,715
IFB Ser. 07-W7, Class 1A4, 36.049s, 2037		554,242	709,430
IFB Ser. 06-104, Class GS, 31.905s, 2036		309,587	403,153
IFB Ser. 05-115, Class NQ, 22.98s, 2036		247,753	288,918
IFB Ser. 05-74, Class CP, 22.836s, 2035		426,069	476,810
IFB Ser. 06-8, Class WK, 22.653s, 2036		1,171,101	1,484,250
IFB Ser. 05-99, Class SA, 22.653s, 2035		496,073	619,243
IFB Ser. 05-95, Class OP, 18.743s, 2035		322,154	380,447
IFB Ser. 05-74, Class CS, 18.585s, 2035		485,757	591,837
IFB Ser. 05-95, Class CP, 18.306s, 2035		70,546	81,991
IFB Ser. 05-83, Class QP, 16.037s, 2034		177,046	188,518
Ser. 383, Class 90, IO, 8s, 2037		71,282	9,098
Ser. 386, Class 27, IO, 7 1/2s, 2037		72,443	10,320
Ser. 386, Class 28, IO, 7 1/2s, 2037		74,833	10,669
IFB Ser. 07-W6, Class 6A2, IO, 7.278s, 2037		892,642	82,569
IFB Ser. 06-90, Class SE, IO, 7.278s, 2036		2,147,952	235,914
IFB Ser. 04-51, Class XP, IO, 7.178s, 2034		2,020,191	170,848
IFB Ser. 03-66, Class SA, IO, 7.128s, 2033		845,863	76,026
IFB Ser. 08-7, Class SA, IO, 7.028s, 2038		4,321,309	522,477
Ser. 383, Class 86, IO, 7s, 2037		77,018	9,623
IFB Ser. 07-W6, Class 5A2, IO, 6.768s, 2037		1,381,968	120,922
IFB Ser. 07-W2, Class 3A2, IO, 6.758s, 2037		1,226,882	107,352
IFB Ser. 06-115, Class BI, IO, 6.738s, 2036		1,121,952	89,742
IFB Ser. 05-113, Class AI, IO, 6.708s, 2036		680,159	53,688
IFB Ser. 06-125, Class SM, IO, 6.678s, 2037		1,026,994	88,531
IFB Ser. 06-58, Class SQ, IO, 6.678s, 2036		2,269,611	167,792
IFB Ser. 08-36, Class YI, IO, 6.678s, 2036		1,588,922	145,202
IFB Ser. 06-43, Class SU, IO, 6.678s, 2036		365,846	33,062
IFB Ser. 06-24, Class QS, IO, 6.678s, 2036		895,777	102,002
IFB Ser. 06-60, Class SI, IO, 6.628s, 2036		3,173,142	319,817
IFB Ser. 06-60, Class UI, IO, 6.628s, 2036		542,625	41,072
IFB Ser. 04-24, Class CS, IO, 6.628s, 2034		340,272	26,788

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-W7, Class 3A2, IO, 6.608s, 2037	$1,536,932	$143,734
IFB Ser. 06-60, Class DI, IO, 6.548s, 2035	1,595,689	116,495
IFB Ser. 03-130, Class BS, IO, 6.528s, 2033	2,149,407	199,983
Ser. 383, Class 68, IO, 6 1/2s, 2037	85,166	8,312
Ser. 383, Class 70, IO, 6 1/2s, 2037	389,047	36,230
Ser. 383, Class 101, IO, 6 1/2s, 2022	65,373	5,678
IFB Ser. 03-34, Class WS, IO, 6.478s, 2029	2,041,457	161,106
IFB Ser. 08-20, Class SA, IO, 6.468s, 2038	587,507	49,444
IFB Ser. 08-10, Class LI, IO, 6.458s, 2038	2,068,534	212,611
IFB Ser. 08-41, Class S, IO, 6.278s, 2036	2,100,952	162,331
IFB Ser. 07-39, Class LI, IO, 6.248s, 2037	2,333,963	202,145
IFB Ser. 07-23, Class SI, IO, 6.248s, 2037	335,527	24,613
IFB Ser. 07-54, Class CI, IO, 6.238s, 2037	1,035,050	98,984
IFB Ser. 07-39, Class PI, IO, 6.238s, 2037	852,568	62,401
IFB Ser. 07-42, Class SD, IO, 6.238s, 2037	308,564	20,294
IFB Ser. 07-28, Class SE, IO, 6.228s, 2037	208,646	19,787
IFB Ser. 07-22, Class S, IO, 6.228s, 2037	15,013,382	1,388,192
IFB Ser. 06-128, Class SH, IO, 6.228s, 2037	930,894	70,565
IFB Ser. 06-79, Class SI, IO, 6.228s, 2036	601,277	56,993
IFB Ser. 05-90, Class SP, IO, 6.228s, 2035	585,293	53,986
IFB Ser. 05-12, Class SC, IO, 6.228s, 2035	734,978	77,476
IFB Ser. 07-W5, Class 2A2, IO, 6.218s, 2037	517,716	42,480
IFB Ser. 07-30, Class IE, IO, 6.218s, 2037	2,618,969	370,652
IFB Ser. 06-123, Class CI, IO, 6.218s, 2037	2,077,063	195,481
IFB Ser. 06-123, Class UI, IO, 6.218s, 2037	2,003,452	190,104
IFB Ser. 05-45, Class EW, IO, 6.198s, 2035	564,767	43,339
IFB Ser. 07-15, Class BI, IO, 6.178s, 2037	3,351,798	296,493
IFB Ser. 06-126, Class CS, IO, 6.178s, 2037	1,425,903	116,957
IFB Ser. 06-16, Class SM, IO, 6.178s, 2036	2,030,025	224,645
IFB Ser. 05-95, Class CI, IO, 6.178s, 2035	1,138,824	122,572
IFB Ser. 05-84, Class SG, IO, 6.178s, 2035	1,878,389	164,102
IFB Ser. 05-57, Class NI, IO, 6.178s, 2035	471,359	33,343
IFB Ser. 05-29, Class SX, IO, 6.178s, 2035	774,594	56,368
IFB Ser. 05-57, Class DI, IO, 6.178s, 2035	821,693	66,406
IFB Ser. 04-92, Class S, IO, 6.178s, 2034	2,752,147	208,084
IFB Ser. 06-104, Class EI, IO, 6.168s, 2036	1,047,307	91,118
IFB Ser. 05-83, Class QI, IO, 6.168s, 2035	314,635	26,295
IFB Ser. 06-128, Class GS, IO, 6.158s, 2037	1,152,037	107,364
IFB Ser. 06-114, Class IS, IO, 6.128s, 2036	1,026,176	84,439
IFB Ser. 06-116, Class ES, IO, 6.128s, 2036	171,770	12,772
IFB Ser. 04-92, Class SQ, IO, 6.128s, 2034	1,143,391	112,582
IFB Ser. 06-115, Class IE, IO, 6.118s, 2036	793,245	66,901
IFB Ser. 06-117, Class SA, IO, 6.118s, 2036	1,193,941	99,232
IFB Ser. 06-121, Class SD, IO, 6.118s, 2036	131,942	11,691
IFB Ser. 06-109, Class SG, IO, 6.108s, 2036	311,814	25,971
IFB Ser. 06-104, Class SY, IO, 6.098s, 2036	279,312	20,490
IFB Ser. 06-109, Class SH, IO, 6.098s, 2036	979,277	111,342
IFB Ser. 06-111, Class SA, IO, 6.098s, 2036	6,479,351	611,074
IFB Ser. 07-W6, Class 4A2, IO, 6.078s, 2037	5,790,898	506,704
IFB Ser. 06-128, Class SC, IO, 6.078s, 2037	1,225,317	103,625
IFB Ser. 06-43, Class SI, IO, 6.078s, 2036	2,115,130	176,590

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-8, Class JH, IO, 6.078s, 2036	$3,974,760	$355,264
IFB Ser. 05-122, Class SG, IO, 6.078s, 2035	937,439	93,041
IFB Ser. 06-101, Class SA, IO, 6.058s, 2036	2,551,081	212,786
IFB Ser. 06-92, Class LI, IO, 6.058s, 2036	1,182,232	98,039
IFB Ser. 06-99, Class AS, IO, 6.058s, 2036	331,307	30,827
IFB Ser. 06-17, Class SI, IO, 6.058s, 2036	941,141	79,935
IFB Ser. 06-98, Class SQ, IO, 6.048s, 2036	10,698,389	925,664
IFB Ser. 06-60, Class YI, IO, 6.048s, 2036	2,889,641	277,348
IFB Ser. 06-85, Class TS, IO, 6.038s, 2036	2,659,847	196,257
IFB Ser. 07-75, Class PI, IO, 6.018s, 2037	1,286,755	96,011
Ser. 386, Class 11, IO, 6s, 2038	86,960	7,736
Ser. 383, Class 46, IO, 6s, 2038	444,247	40,538
Ser. 383, Class 47, IO, 6s, 2038	392,973	35,859
Ser. 383, Class 48, IO, 6s, 2038	352,726	34,832
Ser. 386, Class 9, IO, 6s, 2038	625,319	57,842
Ser. 383, Class 32, IO, 6s, 2038	608,994	60,138
Ser. 383, Class 33, IO, 6s, 2038	519,235	51,274
Ser. 386, Class 7, IO, 6s, 2038	769,703	73,603
Ser. 386, Class 6, IO, 6s, 2037	370,181	34,936
Ser. 383, Class 39, IO, 6s, 2037	84,051	9,406
Ser. 383, Class 53, IO, 6s, 2037	79,176	7,830
Ser. 383, Class 100, IO, 6s, 2022	69,759	6,955
IFB Ser. 07-88, Class MI, IO, 5.998s, 2037	473,922	42,410
IFB Ser. 07-103, Class AI, IO, 5.978s, 2037	5,768,619	459,413
IFB Ser. 07-15, Class NI, IO, 5.978s, 2022	1,854,965	143,494
IFB Ser. 07-106, Class SM, IO, 5.938s, 2037	2,998,976	221,777
IFB Ser. 08-3, Class SC, IO, 5.928s, 2038	2,320,493	218,815
IFB Ser. 07-109, Class XI, IO, 5.928s, 2037	845,724	76,926
IFB Ser. 07-109, Class YI, IO, 5.928s, 2037	1,248,379	90,686
IFB Ser. 07-W8, Class 2A2, IO, 5.928s, 2037	2,100,313	132,815
IFB Ser. 07-88, Class JI, IO, 5.928s, 2037	1,492,619	124,238
IFB Ser. 06-79, Class SH, IO, 5.928s, 2036	1,860,505	196,095
IFB Ser. 07-54, Class KI, IO, 5.918s, 2037	643,409	50,545
IFB Ser. 07-30, Class JS, IO, 5.918s, 2037	2,296,526	207,864
IFB Ser. 07-30, Class LI, IO, 5.918s, 2037	2,235,156	181,852
IFB Ser. 07-14, Class ES, IO, 5.918s, 2037	1,180,853	84,678
IFB Ser. 07-W2, Class 1A2, IO, 5.908s, 2037	949,348	74,856
IFB Ser. 07-106, Class SN, IO, 5.888s, 2037	1,230,838	89,328
IFB Ser. 07-54, Class IA, IO, 5.888s, 2037	1,139,862	100,804
IFB Ser. 07-54, Class IB, IO, 5.888s, 2037	1,139,862	100,804
IFB Ser. 07-54, Class IC, IO, 5.888s, 2037	1,139,862	100,804
IFB Ser. 07-54, Class ID, IO, 5.888s, 2037	1,139,862	100,804
IFB Ser. 07-54, Class IE, IO, 5.888s, 2037	1,139,862	100,804
IFB Ser. 07-54, Class IF, IO, 5.888s, 2037	1,818,371	147,706
IFB Ser. 07-54, Class NI, IO, 5.888s, 2037	1,017,013	76,127
IFB Ser. 07-54, Class UI, IO, 5.888s, 2037	1,710,678	153,841
IFB Ser. 07-91, Class AS, IO, 5.878s, 2037	829,497	62,475
IFB Ser. 07-91, Class HS, IO, 5.878s, 2037	893,585	77,211
IFB Ser. 07-15, Class CI, IO, 5.858s, 2037	3,867,188	342,033
IFB Ser. 06-115, Class JI, IO, 5.858s, 2036	2,780,459	227,856
IFB Ser. 07-109, Class PI, IO, 5.828s, 2037	1,404,767	111,609

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-123, Class LI, IO, 5.798s, 2037	$1,869,964	$140,584
IFB Ser. 08-1, Class NI, IO, 5.728s, 2037	2,512,071	219,732
IFB Ser. 08-10, Class GI, IO, 5.708s, 2038	1,458,969	109,135
IFB Ser. 08-13, Class SA, IO, 5.698s, 2038	5,912,481	422,660
IFB Ser. 07-39, Class AI, IO, 5.598s, 2037	2,106,651	151,173
IFB Ser. 07-32, Class SD, IO, 5.588s, 2037	1,355,459	100,653
IFB Ser. 07-30, Class UI, IO, 5.578s, 2037	1,113,153	100,380
IFB Ser. 07-32, Class SC, IO, 5.578s, 2037	1,921,847	160,951
IFB Ser. 07-1, Class CI, IO, 5.578s, 2037	1,284,817	106,333
IFB Ser. 05-14, Class SE, IO, 5.528s, 2035	946,978	67,302
Ser. 383, Class 18, IO, 5 1/2s, 2038	706,646	69,781
Ser. 383, Class 19, IO, 5 1/2s, 2038	644,302	63,625
Ser. 383, Class 4, IO, 5 1/2s, 2037	975,261	83,882
Ser. 383, Class 5, IO, 5 1/2s, 2037	619,803	62,755
Ser. 383, Class 6, IO, 5 1/2s, 2037	555,495	52,078
Ser. 383, Class 7, IO, 5 1/2s, 2037	548,412	51,414
Ser. 383, Class 20, IO, 5 1/2s, 2037	402,284	39,726
Ser. 383, Class 21, IO, 5 1/2s, 2037	379,568	37,482
IFB Ser. 04-46, Class PJ, IO, 5.478s, 2034	906,095	79,490
IFB Ser. 08-1, Class BI, IO, 5.388s, 2038	3,836,880	256,415
IFB Ser. 07-75, Class ID, IO, 5.348s, 2037	1,311,912	106,586
Ser. 03-W17, Class 12, IO, 1.143s, 2033	1,929,873	45,399
Ser. 06-26, Class NB, 1s, 2036	213,816	190,274
Ser. 03-W10, Class 3A, IO, 0.631s, 2043	3,152,620	38,040
Ser. 03-W10, Class 1A, IO, 0.593s, 2043	2,682,499	26,690
Ser. 02-T18, IO, 0.513s, 2042	5,302,682	57,599
Ser. 06-56, Class XF, zero %, 2036	86,757	81,435
Ser. 06-47, Class VO, Principal Only (PO), zero %, 2036	92,552	87,722
Ser. 05-103, Class OA, PO, zero %, 2035	207,000	183,428
Ser. 08-37, Class DO, PO, zero %, 2033	316,000	273,849
Ser. 04-61, Class JO, PO, zero %, 2032	230,663	216,310
Ser. 326, Class 1, PO, zero %, 2032	207,060	190,198
Ser. 318, Class 1, PO, zero %, 2032	77,842	71,745
Ser. 314, Class 1, PO, zero %, 2031	372,818	344,854
Ser. 99-51, Class N, PO, zero %, 2029	52,578	46,473
FRB Ser. 05-91, Class EF, zero %, 2035	75,792	69,822
FRB Ser. 06-54, Class CF, zero %, 2035	107,026	105,367
FRB Ser. 05-77, Class HF, zero %, 2034	153,024	145,116

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.578s, 2043	653,836	60,071
Ser. T-57, Class 1AX, IO, 0.447s, 2043	1,769,599	18,758

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.248s, 2020	3,898,527	108,964

First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E, 8s, 2039	270,491	260,980

Freddie Mac
IFB Ser. 3182, Class SP, 26 3/8s, 2032	402,933	417,390
IFB Ser. 3211, Class SI, IO, 25.327s, 2036	303,726	132,169
IFB Ser. 2979, Class AS, 22.234s, 2034	182,067	217,241
IFB Ser. 3184, Class SP, IO, 6.794s, 2033	1,571,504	141,008
IFB Ser. 3345, Class SI, IO, 6.764s, 2036	2,682,399	269,313

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2882, Class LS, IO, 6.644s, 2034	$727,351	$65,032
IFB Ser. 3200, Class SB, IO, 6.594s, 2036	1,202,250	98,584
IFB Ser. 3149, Class SE, IO, 6.594s, 2036	964,496	89,457
IFB Ser. 3203, Class SH, IO, 6.584s, 2036	914,421	92,669
IFB Ser. 2594, Class SE, IO, 6.494s, 2030	315,225	16,317
IFB Ser. 2828, Class TI, IO, 6.494s, 2030	570,551	50,291
IFB Ser. 3397, Class GS, IO, 6.444s, 2037	752,462	62,075
IFB Ser. 3297, Class BI, IO, 6.204s, 2037	3,650,650	319,425
IFB Ser. 3287, Class SD, IO, 6.194s, 2037	1,239,932	107,377
IFB Ser. 3281, Class BI, IO, 6.194s, 2037	646,379	51,320
IFB Ser. 3281, Class CI, IO, 6.194s, 2037	710,868	56,214
IFB Ser. 3249, Class SI, IO, 6.194s, 2036	592,315	56,813
IFB Ser. 3028, Class ES, IO, 6.194s, 2035	1,902,752	204,042
IFB Ser. 3042, Class SP, IO, 6.194s, 2035	947,243	80,185
IFB Ser. 3236, Class ES, IO, 6.144s, 2036	100,318	6,446
IFB Ser. 3136, Class NS, IO, 6.144s, 2036	738,893	70,154
IFB Ser. 2950, Class SM, IO, 6.144s, 2016	474,868	34,274
IFB Ser. 3256, Class S, IO, 6.134s, 2036	1,749,510	146,589
IFB Ser. 3031, Class BI, IO, 6.134s, 2035	620,443	57,017
IFB Ser. 3370, Class TS, IO, 6.114s, 2037	3,552,489	304,459
IFB Ser. 3244, Class SB, IO, 6.104s, 2036	927,651	70,020
IFB Ser. 3244, Class SG, IO, 6.104s, 2036	1,088,598	93,319
IFB Ser. 3236, Class IS, IO, 6.094s, 2036	1,796,607	133,972
IFB Ser. 3033, Class SG, IO, 6.094s, 2035	766,313	62,862
IFB Ser. 3114, Class TS, IO, 6.094s, 2030	3,542,875	279,058
IFB Ser. 3128, Class JI, IO, 6.074s, 2036	340,419	30,318
IFB Ser. 3240, Class S, IO, 6.064s, 2036	3,179,458	273,694
IFB Ser. 3229, Class BI, IO, 6.064s, 2036	106,881	7,833
IFB Ser. 3065, Class DI, IO, 6.064s, 2035	479,357	46,561
IFB Ser. 3210, Class S, IO, 6.044s, 2036	280,145	16,893
IFB Ser. 3145, Class GI, IO, 6.044s, 2036	279,979	26,336
IFB Ser. 3510, Class IB, IO, 6.044s, 2036	1,185,167	138,368
IFB Ser. 3218, Class AS, IO, 6.024s, 2036	1,023,698	79,514
IFB Ser. 3221, Class SI, IO, 6.024s, 2036	1,445,055	113,227
IFB Ser. 3153, Class UI, IO, 6.014s, 2036	1,009,983	133,939
IFB Ser. 3424, Class XI, IO, 6.014s, 2036	1,818,774	137,363
IFB Ser. 3485, Class SI, IO, 5.994s, 2036	643,784	59,041
IFB Ser. 3202, Class PI, IO, 5.984s, 2036	4,068,747	328,482
IFB Ser. 3355, Class MI, IO, 5.944s, 2037	891,586	64,546
IFB Ser. 3201, Class SG, IO, 5.944s, 2036	1,873,637	156,599
IFB Ser. 3203, Class SE, IO, 5.944s, 2036	1,659,213	134,396
IFB Ser. 3238, Class LI, IO, 5.934s, 2036	908,518	72,136
IFB Ser. 3171, Class PS, IO, 5.929s, 2036	1,290,157	118,234
IFB Ser. 3152, Class SY, IO, 5.924s, 2036	2,992,847	260,976
IFB Ser. 3510, Class DI, IO, 5.924s, 2035	1,902,382	160,694
IFB Ser. 3181, Class PS, IO, 5.914s, 2036	826,747	74,416
IFB Ser. 3366, Class SA, IO, 5.894s, 2037	1,675,255	139,679
IFB Ser. 3284, Class BI, IO, 5.894s, 2037	1,057,060	81,859
IFB Ser. 3260, Class SA, IO, 5.894s, 2037	911,877	61,347
IFB Ser. 3199, Class S, IO, 5.894s, 2036	2,588,948	169,680
IFB Ser. 3284, Class LI, IO, 5.884s, 2037	3,026,642	256,762

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3281, Class AI, IO, 5.874s, 2037	$3,909,416	$317,210
IFB Ser. 3261, Class SA, IO, 5.874s, 2037	871,328	71,466
IFB Ser. 3311, Class EI, IO, 5.854s, 2037	1,142,207	88,646
IFB Ser. 3311, Class IA, IO, 5.854s, 2037	1,719,649	141,665
IFB Ser. 3311, Class IB, IO, 5.854s, 2037	1,719,649	141,665
IFB Ser. 3311, Class IC, IO, 5.854s, 2037	1,719,649	141,665
IFB Ser. 3311, Class ID, IO, 5.854s, 2037	1,719,649	141,665
IFB Ser. 3311, Class IE, IO, 5.854s, 2037	2,595,557	213,822
IFB Ser. 3311, Class PI, IO, 5.854s, 2037	1,244,713	97,666
IFB Ser. 3265, Class SC, IO, 5.854s, 2037	609,844	44,756
IFB Ser. 3375, Class MS, IO, 5.844s, 2037	5,534,744	395,219
IFB Ser. 3240, Class GS, IO, 5.824s, 2036	1,942,219	153,125
IFB Ser. 3257, Class SI, IO, 5.764s, 2036	835,381	64,373
IFB Ser. 3225, Class JY, IO, 5.734s, 2036	3,630,534	296,204
IFB Ser. 3416, Class BI, IO, 5.694s, 2038	3,613,225	301,581
IFB Ser. 3502, Class DS, IO, 5.594s, 2039	665,477	48,934
IFB Ser. 3339, Class TI, IO, 5.584s, 2037	2,000,262	149,700
IFB Ser. 3284, Class CI, IO, 5.564s, 2037	4,951,414	401,703
IFB Ser. 3016, Class SQ, IO, 5.554s, 2035	1,243,877	75,195
IFB Ser. 3397, Class SQ, IO, 5.414s, 2037	2,706,600	201,052
IFB Ser. 3500, Class SE, IO, 5.394s, 2039	746,000	34,510
IFB Ser. 3424, Class UI, IO, 5.204s, 2037	1,259,966	86,252
Ser. 3331, Class GO, PO, zero %, 2037	135,981	129,492
Ser. 3292, Class DO, PO, zero %, 2037	87,264	71,051
Ser. 3226, Class YI, IO, zero %, 2036	2,587,815	1,343
Ser. 2985, Class CO, PO, zero %, 2035	73,515	64,093
Ser. 2858, Class MO, PO, zero %, 2034	41,114	34,868
Ser. 201, PO, zero %, 2029	225,962	192,359
FRB Ser. 3345, Class TY, zero %, 2037	176,222	159,492
FRB Ser. 3326, Class XF, zero %, 2037	150,034	143,540
FRB Ser. 3273, Class HF, zero %, 2037	67,702	64,263
FRB Ser. 3235, Class TP, zero %, 2036	51,970	49,787
FRB Ser. 3283, Class KF, zero %, 2036	51,694	50,372
FRB Ser. 3226, Class YW, zero %, 2036	241,149	227,197
FRB Ser. 3332, Class UA, zero %, 2036	52,557	50,203
FRB Ser. 3251, Class TC, zero %, 2036	551,333	539,275
FRB Ser. 3130, Class JF, zero %, 2036	229,221	224,238
FRB Ser. 3047, Class BD, zero %, 2035	140,550	126,214
FRB Ser. 3326, Class WF, zero %, 2035	161,317	147,878
FRB Ser. 3030, Class EF, zero %, 2035	84,640	73,603
FRB Ser. 3412, Class UF, zero %, 2035	401,059	380,030
FRB Ser. 2980, Class BU, zero %, 2035	129,503	125,247
FRB Ser. 2980, Class TY, zero %, 2035	49,726	47,026
FRB Ser. 2947, Class GF, zero %, 2034	130,537	120,127

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.518s, 2033	170,000	125,263
Ser. 00-1, Class G, 6.131s, 2033	596,000	248,946

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	529,968	196,088

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 36.93s, 2037	$102,303	$135,453
IFB Ser. 05-66, Class SP, 18.979s, 2035	407,099	472,158
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	527,812	61,079
IFB Ser. 08-42, Class AI, IO, 7.134s, 2038	7,423,601	899,399
IFB Ser. 05-68, Class PU, IO, 6.755s, 2032	905,838	80,676
IFB Ser. 04-59, Class SC, IO, 6.644s, 2034	639,315	57,047
IFB Ser. 04-26, Class IS, IO, 6.644s, 2034	628,380	43,700
IFB Ser. 07-47, Class SA, IO, 6.544s, 2036	1,080,145	107,111
IFB Ser. 07-35, Class NY, IO, 6.344s, 2035	1,865,354	156,505
IFB Ser. 07-22, Class S, IO, 6.255s, 2037	1,020,337	90,753
IFB Ser. 05-84, Class AS, IO, 6.255s, 2035	2,885,400	229,705
IFB Ser. 07-26, Class SD, IO, 6.244s, 2037	1,712,943	106,737
IFB Ser. 07-51, Class SJ, IO, 6.205s, 2037	1,071,024	90,180
IFB Ser. 07-53, Class SY, IO, 6.19s, 2037	1,880,708	154,081
IFB Ser. 07-58, Class PS, IO, 6.155s, 2037	943,965	71,067
IFB Ser. 07-41, Class SM, IO, 6.155s, 2037	353,046	19,125
IFB Ser. 07-41, Class SN, IO, 6.155s, 2037	359,733	19,488
IFB Ser. 04-88, Class S, IO, 6.155s, 2032	1,503,329	99,246
IFB Ser. 07-59, Class PS, IO, 6 1/8s, 2037	842,265	56,601
IFB Ser. 07-59, Class SP, IO, 6 1/8s, 2037	185,022	13,087
IFB Ser. 07-48, Class SB, IO, 6.094s, 2037	1,117,806	76,981
IFB Ser. 07-74, Class SI, IO, 6.014s, 2037	874,597	53,088
IFB Ser. 07-17, Class AI, IO, 5.994s, 2037	4,031,978	314,837
IFB Ser. 07-78, Class SA, IO, 5.974s, 2037	5,895,944	451,783
IFB Ser. 06-26, Class S, IO, 5.955s, 2036	4,866,000	358,376
IFB Ser. 08-2, Class SM, IO, 5.944s, 2038	2,214,919	166,137
IFB Ser. 07-9, Class AI, IO, 5.944s, 2037	2,025,129	155,805
IFB Ser. 08-9, Class SK, IO, 5.935s, 2038	2,844,248	198,699
IFB Ser. 08-6, Class SC, IO, 5.93s, 2038	7,779,139	467,277
IFB Ser. 05-65, Class SI, IO, 5.805s, 2035	1,305,610	90,414
IFB Ser. 05-71, Class SA, IO, 5.804s, 2035	3,359,696	249,820
IFB Ser. 06-7, Class SB, IO, 5.775s, 2036	287,819	19,676
IFB Ser. 06-16, Class SX, IO, 5.745s, 2036	1,692,676	113,731
IFB Ser. 07-17, Class IB, IO, 5.705s, 2037	756,882	67,143
IFB Ser. 06-14, Class S, IO, 5.705s, 2036	1,219,659	81,190
IFB Ser. 05-57, Class PS, IO, 5.705s, 2035	1,333,228	109,013
IFB Ser. 06-11, Class ST, IO, 5.695s, 2036	762,783	49,512
IFB Ser. 07-7, Class JI, IO, 5.655s, 2037	2,186,770	106,771
IFB Ser. 07-25, Class KS, IO, 5.644s, 2037	1,979,215	154,478
IFB Ser. 07-21, Class S, IO, 5.644s, 2037	69,682	4,716
IFB Ser. 05-17, Class S, IO, 5.635s, 2035	895,898	69,110
IFB Ser. 07-31, Class AI, IO, 5.624s, 2037	1,086,841	111,364
IFB Ser. 07-62, Class S, IO, 5.594s, 2037	995,436	65,101
IFB Ser. 05-3, Class SN, IO, 5.555s, 2035	4,099,085	292,096
IFB Ser. 07-43, Class SC, IO, 5.544s, 2037	1,307,095	86,476
IFB Ser. 04-41, Class SG, IO, 5.455s, 2034	2,220,675	116,282
Ser. 06-36, Class OD, PO, zero %, 2036	43,190	40,548
FRB Ser. 07-71, Class TA, zero %, 2037	75,357	74,881
FRB Ser. 07-71, Class UC, zero %, 2037	39,205	38,125
FRB Ser. 07-61, Class YC, zero %, 2037	308,909	302,070
FRB Ser. 07-33, Class TB, zero %, 2037	284,344	278,641

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount	Value

Government National Mortgage Association
FRB Ser. 07-6, Class TD, zero %, 2037	$275,396	$271,695
FRB Ser. 06-56, Class YF, zero %, 2036	85,477	81,583
FRB Ser. 98-2, Class EA, PO, zero %, 2028	52,344	46,627

Greenwich Capital Commercial Funding Corp. Ser. 05-GG5,
Class A2, 5.117s, 2037 F	1,727,000	1,510,401

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	334,000	220,597
Ser. 06-GG6, Class A2, 5.506s, 2038	643,000	577,571

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands) (In default)	84,852	1,527

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
6.111s, 2037	3,415,304	1,605,193

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.632s, 2037	2,251,446	1,208,072

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.155s, 2036	760,233	329,622
FRB Ser. 07-AR15, Class 1A1, 6.093s, 2037	969,995	446,198
FRB Ser. 07-AR9, Class 2A1, 5.889s, 2037	992,159	466,315
FRB Ser. 05-AR31, Class 3A1, 5.574s, 2036	2,672,993	1,256,307
FRB Ser. 07-AR11, Class 1A1, 5.456s, 2037	1,225,649	441,234

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.939s, 2036	681,363	333,868
FRB Ser. 06-A6, Class 1A1, 0.682s, 2036	1,167,377	477,547

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	475,000	169,290
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	2,365,000	1,570,482
Ser. 07-CB20, Class A3, 5.863s, 2051	834,000	558,438
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	417,000	267,416
Ser. 07-CB20, Class A4, 5.794s, 2051	191,000	127,346
Ser. 08-C2, Class X, IO, 0.482s, 2051 F	30,062,116	387,791

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.073s, 2051 F	63,594,984	440,088

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	48,666

LB-UBS Commercial Mortgage Trust Ser. 07-C7, Class XW, IO,
0.373s, 2045	61,439,217	920,132

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 36.949s, 2037	691,593	691,593
IFB Ser. 07-5, Class 8A2, IO, 7.198s, 2036	1,189,326	90,574
IFB Ser. 07-4, Class 3A2, IO, 6.678s, 2037	1,001,414	69,949
IFB Ser. 06-5, Class 2A2, IO, 6.628s, 2036	1,729,784	138,383
IFB Ser. 07-2, Class 2A13, IO, 6.168s, 2037	1,985,326	158,826
IFB Ser. 06-9, Class 2A2, IO, 6.098s, 2037	2,278,283	153,547
IFB Ser. 06-7, Class 2A4, IO, 6.028s, 2036	3,904,361	273,305
IFB Ser. 06-7, Class 2A5, IO, 6.028s, 2036	3,669,204	266,017
IFB Ser. 06-6, Class 1A2, IO, 5.978s, 2036	1,468,794	113,832
IFB Ser. 06-6, Class 1A3, IO, 5.978s, 2036	2,227,978	172,668

MORTGAGE-BACKED SECURITIES (37.8%)* cont.		Principal amount	Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)		$594,000	$53,460
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)		212,000	16,960
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)		96,000	6,720

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1,
6 1/4s, 2036		582,312	296,251

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.148s, 2049		56,473,467	479,624

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.27s, 2028		1,191,007	40,542

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.829s, 2050		222,000	136,609

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 5.92s, 2049		270,000	172,393

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X,
3.785s, 2017		2,498,948	249,895

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X,
IO, 8.006s, 2037		934,122	126,106

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		1,252,000	722,753
FRB Ser. 08-T29, Class A3, 6.28s, 2043		712,000	521,547
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		107,000	32,100

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
5.124s, 2039		1,730,000	103,800

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
4.82s, 2035		1,070,770	535,385

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.097s, 2030		327,112	196,267
Ser. 97-MC2, Class X, IO, 1.215s, 2012 F		2,721	—

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		123,000	38,585

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 6.168s, 2037		4,520,502	327,736
Ser. 07-A5, Class 2A3, 6s, 2037		848,369	441,152

SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		303,000	257,550

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		162,000	89,100
Ser. 03-1A, Class N, 5s, 2018		193,000	98,430
Ser. 04-1A, Class M, 5s, 2018		174,000	85,260
Ser. 04-1A, Class N, 5s, 2018		167,000	68,470

Structured Adjustable Rate Mortgage Loan Trust FRB Ser. 06-9,
Class 1A1, 5.674s, 2036		906,681	411,339

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.728s, 2037		3,385,530	245,451
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,589,473	73,333

Structured Asset Securities Corp. 144A Ser. 07-RF1, Class 1A,
IO, 5.299s, 2037		4,468,483	290,451

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (United Kingdom)	GBP	226,682	237,361
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (United Kingdom)	GBP	444,023	273,870

MORTGAGE-BACKED SECURITIES (37.8%)* cont.	Principal amount		Value

Ursus EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	239,411	$85,853

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$5,030,000	3,763,955
Ser. 07-C34, IO, 0.355s, 2046		16,911,052	262,762

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.856s, 2018		477,000	119,250

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1,
6.599s, 2037		6,395,661	3,277,027

Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		8,873,546	55,460

Total mortgage-backed securities (cost $115,560,774)			$105,398,327

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (34.9%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, TBA, April 1, 2039		$2,000,000	$2,094,219

			2,094,219
U.S. Government Agency Mortgage Obligations (34.1%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, TBA, April 1, 2039		2,000,000	2,106,094
6s, TBA, April 1, 2024		3,000,000	3,139,922
5 1/2s, TBA, April 1, 2024		1,000,000	1,042,188
5s, TBA, April 1, 2039		2,000,000	2,063,125
4 1/2s, TBA, May 1, 2039		21,000,000	21,383,086
4 1/2s, TBA, April 1, 2039		64,000,000	65,360,000

			95,094,415
Total U.S. government and agency mortgage obligations (cost $96,796,249)			$97,188,634

CORPORATE BONDS AND NOTES (21.7%)*	Principal amount		Value

Basic materials (1.2%)
Builders FirstSource, Inc. company guaranty sr. sec. notes FRN
5.484s, 2012		$270,000	$37,800

Compass Minerals International, Inc. sr. disc. notes Ser. B,
12s, 2013		142,000	148,035

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		841,000	780,028

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		422,000	401,955

Georgia-Pacific Corp. debs. 9 1/2s, 2011		49,000	48,939

Georgia-Pacific Corp. notes 8 1/8s, 2011		55,000	54,656

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		358,000	358,448

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		64,000	14,080

Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		262,000	77,290

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		224,000	219,520

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		136,000	133,280

NewPage Corp. company guaranty 10s, 2012		115,000	39,963

NewPage Holding Corp. sr. unsec. unsub. notes FRN
10.265s, 2013 ‡‡		82,893	1,658

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount		Value

Basic materials cont.
Novelis, Inc. company guaranty 7 1/4s, 2015		$113,000	$45,200

Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	200,000	197,887

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		$830,000	562,325

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		164,000	112,340

Stone Container Corp. sr. notes 8 3/8s, 2012		240,000	30,300

			3,263,704
Capital goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		104,000	98,800

Berry Plastics Corp. company guaranty sr. notes FRN
5.844s, 2015		535,000	387,875

Bombardier, Inc. 144A sr. unsec. notes FRN 5.084s,
2013 (Canada)	EUR	100,000	85,994

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		$1,625,000	1,291,875

Crown Americas, LLC/Crown Americas Capital Corp. sr. notes
7 5/8s, 2013		516,000	517,935

General Cable Corp. company guaranty sr. unsec. notes FRN
3.81s, 2015		190,000	134,425

Hawker Beechcraft Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		227,000	38,590

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		34,000	28,730

L-3 Communications Corp. company guaranty sr. unsec. sub.
notes 6 1/8s, 2014		607,000	573,615

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		574,000	532,385

Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015		409,000	232,108

			3,922,332
Communication services (2.3%)
American Tower Corp. sr. unsec. notes 7s, 2017		390,000	384,150

CCH I Holdings, LLC company guaranty 12 1/8s, 2015		8,000	80

CCH II, LLC sr. unsec. notes 10 1/4s, 2010		59,000	53,100

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010		560,000	498,400

Centennial Cellular Operating Co., LLC company guaranty
10 1/8s, 2013		175,000	181,125

Cincinnati Bell, Inc. company guaranty 7s, 2015		578,000	531,760

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		435,000	414,338

Cricket Communications, Inc. 144A company guaranty sr. notes
10s, 2015		354,000	340,725

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		543,000	522,638

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		245,000	158,025

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		768,000	787,200

iPCS, Inc. company guaranty sr. sec. notes FRN 3.295s, 2013		140,000	105,000

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		90,000	87,300

PAETEC Holding Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2015		150,000	105,000

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		353,000	305,345

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	68,250

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value

Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	$1,501,000	$1,482,238

Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	383,000	383,000

West Corp. company guaranty 9 1/2s, 2014	129,000	89,816

		6,497,490
Consumer cyclicals (4.1%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	482,000	265,100

AMC Entertainment, Inc. company guaranty 11s, 2016	251,000	228,410

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	205,000	168,100

Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	285,000	71,250

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	160,000	27,200

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	134,000	77,720

CanWest Media, Inc. company guaranty 8s, 2012 (Canada)
(In default)	337,021	65,719

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	235,000	131,894

Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010	389,000	123,021

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	58,000	8,700

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	765,000	734,400

DIRECTV Holdings, LLC company guaranty 6 3/8s, 2015	938,000	884,065

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016	117,000	114,660

Echostar DBS Corp. company guaranty 6 5/8s, 2014	1,369,000	1,225,255

FelCor Lodging LP company guaranty 9s, 2011 R	515,000	309,000

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	621,000	473,513

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	444,000	359,640

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	195,000	174,886

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	460,000	416,778

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 5.698s, 2014	60,000	39,900

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	725,000	612,625

Jostens IH Corp. company guaranty 7 5/8s, 2012	600,000	568,500

Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	7,000	5,040

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	795,000	789,038

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	285,000	220,875

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	651,000	559,860

Liberty Media, LLC sr. notes 5.7s, 2013	138,000	102,443

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	169,000	162,299

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	390,000	66,300

Meritage Homes Corp. company guaranty 6 1/4s, 2015	140,000	86,100

Meritage Homes Corp. sr. notes 7s, 2014	45,000	28,800

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	181,000	74,210

MGM Mirage, Inc. company guaranty 6s, 2009	647,000	349,380

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	186,000	159,960

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	360,000	149,400

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
NTK Holdings, Inc. sr. unsec. disc. notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††	$104,000	$6,240

Oxford Industries, Inc. sr. notes 8 7/8s, 2011	353,000	257,690

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015	320,000	198,400

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	337,000	294,875

Pulte Homes, Inc. company guaranty 7 7/8s, 2011	730,000	700,800

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	75,000	27,563

Station Casinos, Inc. sr. notes 6s, 2012 (In default)	318,000	79,500

Tenneco, Inc. sr. unsec. notes company guaranty 8 1/8s, 2015	185,000	37,000

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec. notes 10s, 2013	115,000	48,013

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	255,000	25,500

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †	220,000	17,600

Vertis, Inc. company guaranty sr. notes zero %, 2014 ‡‡	217,715	1,905

Young Broadcasting, Inc. company guaranty sr. unsec. sub. notes
10s, 2011 (In default) †	239,000	26

Young Broadcasting, Inc. company guaranty sr. sub. notes
8 3/4s, 2014 (In default) †	83,000	42

		11,529,195
Consumer staples (0.6%)
Archibald Candy Corp. company guaranty 10s, 2009
(In default) F †	90,153	1,392

Dean Foods Co. company guaranty 7s, 2016	134,000	127,300

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	560,000	562,800

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	321,000	306,555

Rite Aid Corp. company guaranty 9 1/2s, 2017	277,000	63,710

Rite Aid Corp. sec. notes 7 1/2s, 2017	315,000	162,225

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	300,000	312,819

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	211,000	168,800

		1,705,601
Energy (3.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	1,347,000	1,232,505

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	320,000	110,400

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,031,000	943,365

Chesapeake Energy Corp. sr. notes 7s, 2014	279,000	245,520

Complete Production Services, Inc. company guaranty 8s, 2016	515,000	327,025

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	510,000	443,700

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	210,000	66,150

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	315,000	274,050

Forest Oil Corp. sr. notes 8s, 2011	540,000	518,400

Gaz Capital SA 144A company guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)	176,000	142,273

Gaz Capital SA 144A company guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)	166,000	146,163

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value

Energy cont.
Harvest Operations Corp. sr. notes 7 7/8s, 2011		$584,000	$398,580

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		390,000	230,100

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		517,000	392,920

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014		180,000	113,400

Lukoil International Finance 144A company guaranty 6.356s,
2017 (Russia)		420,000	315,000

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		348,000	314,940

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		295,000	238,950

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		273,927	278,965

Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014		355,000	328,879

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		865,000	899,600

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		169,000	162,240

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018		215,000	141,900

Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)		355,000	262,700

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		70,000	60,200

Plains Exploration & Production Co. company guaranty 7s, 2017		80,000	63,600

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		451,000	444,235

Range Resources Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		232,000	211,120

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018		310,000	227,850

Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012		150,000	152,250

			9,686,980
Financials (3.8%)
Banco Do Brasil 144A sr. unsec. 4.011s, 2017 (Brazil)	BRL	536,000	201,185

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
3.034s, 2012		$1,083,750	932,480

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7 3/4s, 2010		58,000	48,727

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012		25,000	17,268

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012		403,000	270,643

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		53,000	37,663

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012		512,000	343,465

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes FRN
3.461s, 2014		39,000	19,500

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		95,000	45,125

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount		Value

Financials cont.
HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		$65,000	$41,113

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 6.46s, 2017		1,000,000	707,400

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
17.67s, 2011	RUB	22,000,000	722,018

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.154s, 2012	INR	19,000,000	331,526

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$100,000	79,125

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		252,000	172,620

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 1.359s, 2011		365,000	304,966

Morgan Stanley sr. unsec. bonds 4.151s, 2017	BRL	1,850,000	514,779

RSHB Capital SA for OJSC Russian Agricultural Bank notes
6.299s, 2017 (Russia)		$675,000	467,168

RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Russia)		250,000	156,645

UBS Luxembourg SA for Sberbank sub. bonds stepped-coupon
6.23s (7.429s, 2/11/10), 2015 (Russia) ††		1,400,000	1,020,530

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
5.113s, 2014		60,000	28,200

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		1,925,000	1,771,000

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		2,025,000	1,626,703

VTB Capital SA (Vneshtorgbank) loan participation notes
stepped-coupon 6.315s (7.815s, 2/4/10), 2015 (Russia) ††		1,090,000	704,086

			10,563,935
Government (0.2%)
Pemex Finance, Ltd. bonds 9.69s, 2009 (Mexico)		101,500	102,028

Petroleos Mexicanos 144A notes 8s, 2019 (Mexico)		507,000	494,325

			596,353
Health care (2.2%)
Community Health Systems, Inc. company guaranty 8 7/8s, 2015		665,000	628,425

DaVita, Inc. company guaranty 6 5/8s, 2013		153,000	148,410

Elan Finance PLC/Elan Finance Corp. company guaranty 7 3/4s,
2011 (Ireland)		205,000	173,994

HCA, Inc. sr. sec. notes 9 1/4s, 2016		645,000	586,950

HCA, Inc. sr. sec. notes 9 1/8s, 2014		282,000	265,080

HCA, Inc. sr. unsec. notes 6 3/8s, 2015		212,000	138,860

HCA, Inc. sr. unsec. notes 5 3/4s, 2014		260,000	170,300

Omnicare, Inc. company guaranty 6 3/4s, 2013		195,000	176,963

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		545,000	489,819

Select Medical Corp. company guaranty 7 5/8s, 2015		547,000	354,183

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	611,780

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		300,000	153,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		110,000	63,800

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013		390,000	310,050

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
10s, 2018		295,000	285,413

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
9s, 2015		295,000	284,675

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value

Health care cont.
US Oncology, Inc. company guaranty 9s, 2012	$485,000	$470,450

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	491,000	433,308

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	305,000	304,238

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	173,000	153,970

		6,203,668
Technology (0.8%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	334,000	177,438

Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	80,000	71,200

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	275,000	115,500

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	155,000	89,900

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	550,000	115,500

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub.
notes 10 1/8s, 2016	14,000	2,520

Iron Mountain, Inc. company guaranty 8 5/8s, 2013	700,000	703,500

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	470,000	438,275

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	13,000	195

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	136,000	47,600

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	340,000	295,800

Travelport LLC company guaranty 9 7/8s, 2014	166,000	65,570

		2,122,998
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	130,000	111,475

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	235,000	230,300

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012	160,000	161,827

CMS Energy Corp. sr. notes 7 3/4s, 2010	180,000	178,701

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	151,000	114,760

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	69,000	54,510

Edison Mission Energy sr. unsec. notes 7.2s, 2019	275,000	191,125

Edison Mission Energy sr. unsec. notes 7s, 2017	23,000	16,790

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	520,000	436,800

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	115,000	101,775

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	1,589,000	1,477,770

NRG Energy, Inc. sr. notes 7 3/8s, 2016	235,000	218,550

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	655,000	675,469

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7.2s, 2011	185,000	175,446

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7s, 2012	280,000	258,675

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	32,000	26,784

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	18,000	17,679

		4,448,436
Total corporate bonds and notes (cost $76,312,347)		$60,540,692

ASSET-BACKED SECURITIES (12.1%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.212s, 2035	$81,269	$40,135
FRB Ser. 05-4, Class A2C, 0.732s, 2035	31,847	26,176

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.672s, 2036	107,000	33,187
FRB Ser. 06-HE3, Class A2C, 0.672s, 2036	115,000	45,179

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
2.272s, 2033	201,334	53,298

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	53,620
Ser. 04-1A, Class E, 6.42s, 2039	361,000	46,930

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.792s, 2033	24,453	2,882
FRB Ser. 06-W4, Class A2C, 0.682s, 2036	204,000	98,457

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.522s, 2033	191,802	119,576
FRB Ser. 05-WMC1, Class M1, 0.962s, 2035	31,000	14,570

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.712s, 2036	33,940	19,580
FRB Ser. 06-HE4, Class A5, 0.682s, 2036	128,898	78,395

Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
1.245s, 2033	238,220	64,319

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 3.772s, 2034	128,152	74,605
FRB Ser. 06-PC1, Class M9, 2.272s, 2035 F	185,000	1,846
FRB Ser. 05-HE1, Class M3, 1.452s, 2035	223,000	102,891

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	484,340	214,556
Ser. 00-A, Class A2, 7.575s, 2030	1,287,890	562,018
Ser. 99-B, Class A4, 7.3s, 2016	635,164	257,887
Ser. 99-B, Class A3, 7.18s, 2015	1,068,920	441,826
FRB Ser. 00-A, Class A1, 0.716s, 2030	139,319	22,941

Capital Auto Receivables Asset Trust 144A Ser. 06-1, Class D,
7.16s, 2013	500,000	343,848

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1, Class M1,
0.942s, 2035	47,073	24,870

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	1,324,876	807,879
Ser. 00-4, Class A6, 8.31s, 2032	3,159,840	1,643,117
Ser. 00-5, Class A7, 8.2s, 2032	476,000	282,788
Ser. 00-1, Class A5, 8.06s, 2031	899,954	498,480
Ser. 00-4, Class A5, 7.97s, 2032	179,217	101,775
Ser. 00-5, Class A6, 7.96s, 2032	614,455	381,714
Ser. 02-1, Class M1F, 7.954s, 2033	44,000	22,451
Ser. 01-3, Class M2, 7.44s, 2033	47,695	2,273
Ser. 01-4, Class A4, 7.36s, 2033	186,180	137,856
Ser. 00-6, Class A5, 7.27s, 2031	69,543	47,990
Ser. 01-1, Class A5, 6.99s, 2032	4,073,960	2,607,335
Ser. 01-3, Class A4, 6.91s, 2033	2,665,810	1,857,817

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount		Value

Conseco Finance Securitizations Corp.
Ser. 02-1, Class A, 6.681s, 2033		$747,732	$629,709
FRB Ser. 02-1, Class M1A, 3.311s, 2033		2,249,000	699,294
FRB Ser. 01-4, Class M1, 2.247s, 2033		295,000	48,485

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 1.042s, 2035		47,000	32,826
FRB Ser. 05-14, Class 3A2, 0.762s, 2036		23,105	18,179

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		431,000	129,300

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
1.192s, 2035		92,000	12,632

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 0.672s, 2036		173,000	62,713

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.852s, 2036		244,000	124,525
FRB Ser. 06-2, Class 2A3, 0.692s, 2036		353,000	195,692

Gears Auto Owner Trust 144A Ser. 05-AA, Class E1, 8.22s, 2012		687,000	560,315

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	688,016	118,427
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	1,430,000	227,902

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$861,059	680,237
Ser. 94-4, Class B2, 8.6s, 2019		351,873	207,605
Ser. 93-1, Class B, 8.45s, 2018		329,765	246,932
Ser. 99-5, Class A5, 7.86s, 2030		3,819,731	2,411,396
Ser. 96-8, Class M1, 7.85s, 2027		387,000	174,671
Ser. 95-8, Class B1, 7.3s, 2026		362,579	215,259
Ser. 95-4, Class B1, 7.3s, 2025		371,800	223,209
Ser. 96-10, Class M1, 7.24s, 2028		41,000	23,932
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	526,858
Ser. 98-2, Class A6, 6.81s, 2027		370,817	288,072
Ser. 99-3, Class A7, 6.74s, 2031		676,526	564,346
FRN 6.53s, 2030		172,934	115,605
Ser. 99-2, Class A7, 6.44s, 2030		43,270	28,282
Ser. 99-1, Class A6, 6.37s, 2025		18,000	14,737
Ser. 98-4, Class A5, 6.18s, 2030		436,364	287,746
Ser. 99-1, Class A5, 6.11s, 2023		140,059	135,564

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,599,740	1,030,399
Ser. 99-5, Class M1A, 8.3s, 2026		157,000	73,790
Ser. 99-5, Class A4, 7.59s, 2028		37,741	33,187

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011 F		318,115	302,214

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.672s, 2036		526,000	203,974

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.522s, 2030 (Cayman Islands)		379,000	22,740
FRB Ser. 05-1A, Class E, 2.322s, 2030 (Cayman Islands)		83,828	20,957

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.852s, 2036		122,000	69,898

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.812s, 2035		103,000	35,363

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class A4, 5.27s, 2018		1,093,663	780,793

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount	Value

LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 3.272s, 2037	$1,260,000	$252,000

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012 F	1,693,499	736,672

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 1.142s, 2035	255,000	85,083
FRB Ser. 06-4, Class 2A4, 0.782s, 2036	117,000	32,358
FRB Ser. 06-1, Class 2A3, 0.712s, 2036	142,667	76,369

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.772s, 2032	1,046,356	536,695

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2, Class A4,
0.672s, 2036	61,000	32,261

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	109,374	81,850

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.722s, 2034	69,835	5,537
FRB Ser. 05-HE2, Class M5, 1.202s, 2035	160,000	103,324
FRB Ser. 05-HE1, Class M3, 1.042s, 2034	160,000	97,836
FRB Ser. 06-NC4, Class M2, 0.822s, 2036	223,000	3,052

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	51,296	46,394
Ser. 04-B, Class C, 3.93s, 2012 F	36,536	31,315

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
2.572s, 2033	12,928	6,084

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.682s, 2036	146,000	58,948
FRB Ser. 06-2, Class A2C, 0.672s, 2036	146,000	79,997

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	985,107	344,788
Ser. 99-D, Class A1, 7.84s, 2029	844,340	439,057
Ser. 00-A, Class A2, 7.765s, 2017	121,675	66,108
Ser. 95-B, Class B1, 7.55s, 2021	314,280	178,127
Ser. 00-D, Class A4, 7.4s, 2030	1,022,000	408,800
Ser. 02-B, Class A4, 7.09s, 2032	350,122	224,355
Ser. 99-B, Class A4, 6.99s, 2026	876,199	573,778
Ser. 00-D, Class A3, 6.99s, 2022	219,986	201,933
Ser. 02-A, Class A4, 6.97s, 2032	51,539	28,862
Ser. 01-D, Class A4, 6.93s, 2031	660,291	368,462
Ser. 01-E, Class A4, 6.81s, 2031	868,485	554,799
Ser. 99-B, Class A3, 6.45s, 2017	208,738	132,837
Ser. 01-C, Class A2, 5.92s, 2017	886,247	316,403
Ser. 02-C, Class A1, 5.41s, 2032	1,077,120	560,102
Ser. 01-D, Class A2, 5.26s, 2019	131,984	66,222
Ser. 01-E, Class A2, 5.05s, 2019	921,876	520,546
Ser. 02-A, Class A2, 5.01s, 2020	226,501	139,137

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	162,510	110,346
FRB Ser. 01-B, Class A2, 0.836s, 2018	43,874	26,730

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.352s, 2036	104,000	10,653
FRB Ser. 04-MCW1, Class A2, 0.902s, 2034	105,702	90,599

People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 0.652s, 2036	225,000	112,569

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount	Value

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.712s, 2036	$135,311	$104,007
FRB Ser. 07-RZ1, Class A2, 0.682s, 2037	176,000	77,524

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 1.252s, 2035	362,000	241,126
Ser. 01-KS3, Class AII, 0.982s, 2031	1,384,297	806,455

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 1.172s, 2035	160,000	8,909
FRB Ser. 07-NC2, Class A2B, 0.662s, 2037	165,000	58,875
FRB Ser. 07-BR5, Class A2A, 0.652s, 2037	470,617	287,076
FRB Ser. 07-BR4, Class A2A, 0.612s, 2037	417,739	253,994

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D, PO,
0.732s, 2036	246,000	68,666

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.692s, 2036	117,000	66,959
FRB Ser. 06-3, Class A3, 0.682s, 2036	529,000	282,701

Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 3.022s, 2036 F	135,612	689

South Coast Funding 144A FRB Ser. 3A, Class A2, 2.441s, 2038	140,000	1,400

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.782s, 2036	117,000	3,815

Structured Asset Receivables Trust 144A FRB Ser. 05-1,
1.633s, 2015	1,748,447	996,615

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	467,000	58,375

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037	390,000	66,300

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 2.059s, 2044 (Jersey)	256,909	30,829

Total asset-backed securities (cost $59,399,671)		$33,868,135

SENIOR LOANS (9.2%)* [c]	Principal amount	Value

Basic materials (0.7%)
Georgia-Pacific, LLC bank term loan FRN Ser. B, 3.285s, 2013	$262,142	$230,603

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 3.174s, 2012	262,387	230,819

Huntsman International, LLC bank term loan FRN Ser. B,
2.229s, 2012	1,405,657	921,487

NewPage Holding Corp. bank term loan FRN 4.812s, 2014	260,133	176,435

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	229,320	142,637

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	504,505	313,802

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 2.229s, 2012	71,169	62,018

		2,077,801
Capital goods (0.7%)
Berry Plastics Holding Corp. bank term loan FRN 2.533s, 2015	147,000	98,049

Graham Packaging Co., LP bank term loan FRN 3.555s, 2011	96,783	82,341

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
1.359s, 2014	38,254	17,172

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.801s, 2014	741,710	332,945

Hexcel Corp. bank term loan FRN Ser. B, 3.282s, 2012	258,744	227,695

SENIOR LOANS (9.2%)* [c] cont.	Principal amount	Value

Capital goods cont.
Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
4.657s, 2014	$573,563	$406,512

Mueller Water Products, Inc. bank term loan FRN Ser. B,
2.907s, 2014	352,464	280,943

Polypore, Inc. bank term loan FRN Ser. B, 3.407s, 2014	311,314	227,260

Sensata Technologies BV bank term loan FRN 2.907s, 2013
(Netherlands)	276,826	115,990

Sequa Corp. bank term loan FRN 4.407s, 2014	405,313	219,882

Wesco Aircraft Hardware Corp. bank term loan FRN 2.73s, 2013	114,000	92,796

		2,101,585
Communication services (1.7%)
Cebridge Connections, Inc. bank term loan FRN 4.996s, 2014	380,000	246,050

Charter Communications Operating, LLC bank term loan FRN
8 1/2s, 2014	227,700	210,433

Charter Communications, Inc. bank term loan FRN 3.959s, 2014	200,000	125,938

Charter Communications, Inc. bank term loan FRN 3.157s, 2014	932,090	760,042

Fairpoint Communications, Inc. bank term loan FRN Ser. B,
5 3/4s, 2015	478,809	220,594

Insight Midwest, LP bank term loan FRN Ser. B, 2 1/2s, 2014	130,326	113,476

Intelsat Corp. bank term loan FRN Ser. B2, 3.925s, 2011	210,493	182,077

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.925s, 2013	210,557	182,132

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.925s, 2013	210,493	182,077

Intelsat, Ltd. bank term loan FRN 4.435s, 2014 (Bermuda)	460,000	335,225

Intelsat, Ltd. bank term loan FRN Ser. B, 3.657s, 2013 (Bermuda)	586,500	521,692

Level 3 Communications, Inc. bank term loan FRN 3.309s, 2014	210,000	157,658

Mediacom Communications Corp. bank term loan FRN Ser. C,
1.98s, 2015	812,238	672,804

Mediacom Communications Corp. bank term loan FRN Ser. D2,
2.23s, 2015	117,300	98,708

MetroPCS Wireless, Inc. bank term loan FRN 3.19s, 2013	220,334	200,015

PAETEC Holding Corp. bank term loan FRN Ser. B1, 2.979s, 2013	203,198	160,865

TW Telecom, Inc. bank term loan FRN Ser. B, 3.407s, 2013	231,642	207,320

West Corp. bank term loan FRN 2.89s, 2013	113,253	84,090

		4,661,196
Consumer cyclicals (2.9%)
Allison Transmission, Inc. bank term loan FRN Ser. B,
3.293s, 2014	434,517	286,661

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	98,203	52,048

Cenveo, Inc. bank term loan FRN Ser. C, 3.157s, 2014	231,297	156,125

Cenveo, Inc. bank term loan FRN Ser. DD, 3.157s, 2014	7,707	5,202

Cinemark USA, Inc. bank term loan FRN 2.385s, 2013	287,736	259,682

Citadel Communications bank term loan FRN Ser. B,
2.239s, 2014	425,000	150,025

Cooper-Standard Automotive, Inc. bank term loan FRN Ser. B,
3.157s, 2012	220,659	47,810

Cooper-Standard Automotive, Inc. bank term loan FRN Ser. C,
3.157s, 2012	551,244	119,436

Dana Corp. bank term loan FRN 7 1/4s, 2015	305,149	69,167

Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 5.157s, 2014	250,000	112,083

SENIOR LOANS (9.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC bank term loan FRN 2.657s, 2013	$216,762	$207,042

GateHouse Media, Inc. bank term loan FRN 2.79s, 2014	220,000	41,617

GateHouse Media, Inc. bank term loan FRN Ser. B, 3.157s, 2014	513,424	97,123

GateHouse Media, Inc. bank term loan FRN Ser. DD, 3.157s, 2014	191,576	36,240

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.52s, 2014	101,818	38,182

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.54s, 2014 U	58,182	21,818

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2011	898,895	760,016

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.28s, 2010	1,268,400	880,350

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
4.16s, 2015	207,900	123,766

Isle of Capri Casinos, Inc. bank term loan FRN 3.209s, 2014	229,142	156,308

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
3.209s, 2014	70,671	48,208

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
3.209s, 2014	91,657	62,523

Lear Corp bank term loan FRN 3.754s, 2013	982,461	336,800

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.758s, 2013	123,709	68,272

National Bedding Co. bank term loan FRN 2.565s, 2011	90,081	41,617

Navistar Financial Corp. bank term loan FRN 4.363s, 2012	218,667	170,013

Navistar International Corp. bank term loan FRN 3.729s, 2012	601,333	467,537

R.H. Donnelley, Inc. bank term loan FRN 6 3/4s, 2011	516,102	226,440

R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6 3/4s, 2011	288,065	123,868

Reader’s Digest Association, Inc. (The) bank term loan FRN
Ser. B, 3.157s, 2014	416,500	103,084

Realogy Corp. bank term loan FRN 0.346s, 2013	165,646	94,087

Realogy Corp. bank term loan FRN Ser. B, 4.157s, 2013	615,256	349,465

Six Flags Theme Parks bank term loan FRN 3.022s, 2015	540,114	365,927

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	948,000	245,125

Tropicana Entertainment bank term loan FRN Ser. B, 6 1/2s, 2011	695,000	161,394

TRW Automotive, Inc. bank term loan FRN Ser. B, 2.063s, 2014	181,763	94,971

United Components, Inc. bank term loan FRN Ser. D,
3 1/4s, 2012	388,444	268,027

Universal City Development Partners bank term loan FRN Ser. B,
6s, 2011	969,872	877,734

Univision Communications, Inc. bank term loan FRN Ser. B,
2.729s, 2014	175,000	90,891

Visteon Corp. bank term loan FRN Ser. B, 4.426s, 2013	480,000	69,300

Warner Music Group bank term loan FRN Ser. B, 2.979s, 2011	149,819	131,166

Yankee Candle Co., Inc. bank term loan FRN 3.406s, 2014	124,000	81,131

		8,098,281
Consumer staples (0.6%)
Dole Food Co., Inc. bank term loan FRN Ser. B, 5.715s, 2013	35,908	32,516

Dole Food Co., Inc. bank term loan FRN Ser. C, 6.157s, 2013	133,781	121,146

Dole Food Co., Inc. bank term loan FRN Ser. C, 0.66s, 2013	20,311	18,393

Jarden Corp. bank term loan FRN Ser. B1, 3.209s, 2012	269,375	240,080

Jarden Corp. bank term loan FRN Ser. B2, 2.907s, 2012	122,455	109,138

SENIOR LOANS (9.2%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
3.247s, 2014	$502,112	$409,064

Rite-Aid Corp. bank term loan FRN Ser. B, 2.267s, 2014	99,000	65,175

RSC Equipment Rental, Inc. bank term loan FRN 4.657s, 2013	445,000	248,273

Spectrum Brands, Inc. bank term loan FRN 0.347s, 2013
(In default)	30,543	21,711

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 6.053s, 2013
(In default)	528,533	375,698

		1,641,194
Energy (0.4%)
EPCO Holding, Inc. bank term loan FRN Ser. A, 1.52s, 2012	220,000	180,400

Hercules Offshore, Inc. bank term loan FRN Ser. B, 3.21s, 2013	243,116	169,938

MEG Energy Corp. bank term loan FRN 3.46s, 2013 (Canada)	97,000	63,293

MEG Energy Corp. bank term loan FRN Ser. DD, 3.46s,
2013 (Canada)	99,125	64,679

Petroleum Geo-Services ASA bank term loan FRN 3.21s,
2015 (Norway)	143,000	104,033

Quicksilver Resources, Inc. bank term loan FRN 5.657s, 2013	341,184	259,300

Targa Resources, Inc. bank term loan FRN 3.407s, 2012	266,222	204,104

Targa Resources, Inc. bank term loan FRN Ser. C, 1.282s, 2012	153,871	117,968

		1,163,715
Financials (0.1%)
General Growth Properties, Inc. bank term loan FRN Ser. A,
1.79s, 2010 R	100,000	23,250

Hub International, Ltd. bank term loan FRN Ser. B, 3.959s, 2014	140,472	99,735

Hub International, Ltd. bank term loan FRN Ser. DD, 3.959s, 2014	31,574	22,417

		145,402
Government (0.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 3.657s, 2013	902,719	756,027

		756,027
Health care (0.9%)
Community Health Systems, Inc. bank term loan FRN Ser. B,
3.438s, 2014	537,745	463,805

Community Health Systems, Inc. bank term loan FRN Ser. DD,
3.407s, 2014	27,681	23,875

Health Management Associates, Inc. bank term loan FRN
3.209s, 2014	1,309,408	1,056,038

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
3.157s, 2014	120,971	101,979

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
6.434s, 2014	382,782	160,768

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
3.157s, 2014	32,503	27,400

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 2.497s, 2014	349,583	294,698

LifePoint, Inc. bank term loan FRN Ser. B, 2.885s, 2012	232,437	212,970

Sun Healthcare Group, Inc. bank term loan FRN 3.157s, 2014	35,012	29,527

Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
3.157s, 2014	124,155	104,704

		2,475,764

SENIOR LOANS (9.2%)* [c] cont.	Principal amount	Value

Technology (0.4%)
Compucom Systems, Inc. bank term loan FRN 3.98s, 2014	$125,463	$97,861

First Data Corp. bank term loan FRN Ser. B1, 3.269s, 2014	388,606	261,192

First Data Corp. bank term loan FRN Ser. B3, 3.269s, 2014	225,022	151,077

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.407s,
2014 (Singapore)	600,629	386,119

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.344s,
2014 (Singapore)	172,595	110,954

Freescale Semiconductor, Inc. bank term loan FRN 1.282s, 2014	110,939	56,718

Travelport bank term loan FRN 3.959s, 2013	20,934	12,060

Travelport bank term loan FRN Ser. B, 3.085s, 2013	195,864	112,840

Travelport bank term loan FRN Ser. DD, 3.407s, 2013	49,903	28,570

		1,217,391
Utilities and power (0.5%)
Dynegy Holdings, Inc. bank term loan FRN 1.98s, 2013	194,000	168,053

Energy Future Holdings Corp. bank term loan FRN Ser. B2,
4.036s, 2014	270,743	178,056

Energy Future Holdings Corp. bank term loan FRN Ser. B3,
4.036s, 2014	196,938	129,170

NRG Energy, Inc. bank term loan FRN 2.737s, 2014	322,149	288,726

NRG Energy, Inc. bank term loan FRN 1.359s, 2014	171,715	153,899

Reliant Energy, Inc. bank term loan FRN 0.477s, 2014	450,000	370,806

		1,288,710
Total senior loans (cost $38,487,118)		$25,627,066

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$18,927,000	$3,786,346

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	18,927,000	3,786,346

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	18,927,000	14,006

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	18,927,000	14,006

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month
USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	32,120,000	5,341,556

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month
USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	32,120,000	95,396

Total purchased options outstanding (cost $5,722,627)			$13,037,656

FOREIGN GOVERNMENT BONDS AND NOTES (7.7%)*	Principal amount		Value

Argentina (Republic of) bonds zero %, 2013		$47,000	$15,463

Argentina (Republic of) bonds Ser. $V, 10 1/2s, 2012	ARS	2,039,000	183,510

Argentina (Republic of) bonds FRB zero %, 2013		$1,431,000	468,653

Argentina (Republic of) sr. unsec. unsub. bonds FRB 1.683s, 2012		10,181,000	2,419,411

Brazil (Federal Republic of) bonds 6s, 2017		790,000	787,796

Colombia (Republic of) notes 10s, 2012		557,000	637,013

Colombia (Republic of) sr. notes 7 3/8s, 2019		300,000	299,250

Ecuador (Republic of) unsec. bonds Ser. REGS, 12s, 2012
(In default) †		1,237,056	328,525

Ecuador (Republic of) 144A unsec. bonds 12s, 2012 (In default) †		465,120	123,522

Ecuador (Republic of) notes Ser. REGS 9 3/8s, 2015 (In default)		125,000	54,028

Export-Import Bank of Korea sr. unsub. notes 8 1/8s, 2014		140,000	144,810

Indonesia (Republic of) 144A sr. unsec. bonds 6 3/4s, 2014		1,590,000	1,474,343

Israel (State of) bonds 5 1/8s, 2019		400,000	402,240

Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	249,964,000	2,148,232

Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY	716,696,000	6,226,387

Korea Development Bank sr. notes 8s, 2014		$222,000	228,365

Peru (Republic of) sr. unsec. notes 7 1/8s, 2019		942,000	954,482

Spain (Government of) bonds 5.4s, 2011	EUR	1,000,000	1,428,916

Turkey (Republic of) notes 7 1/2s, 2017		$900,000	895,500

Ukraine (Government of) 144A sr. unsec. notes FRN 5.151s, 2009		225,000	186,750

Venezuela (Republic of) notes 10 3/4s, 2013		1,985,000	1,414,571

Venezuela (Republic of) unsec. note FRN Ser. REGS, 2.123s, 2011		770,000	550,935

Venezuela (Republic of) unsub. bonds 5 3/8s, 2010		27,000	23,175

Total foreign government bonds and notes (cost $25,848,528)			$21,395,877

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes
1s, 2012	$525,000	$372,094

Total convertible bonds and notes (cost $425,607)		$372,094

COMMON STOCKS (—%)*	Shares	Value

AboveNet, Inc. †	307	$13,815

Bohai Bay Litigation, LLC (Units) F	991	46,072

Vertis Holdings, Inc. F †	11,336	11

Total common stocks (cost $10,915)		$59,898

PREFERRED STOCKS (—%)*	Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.	228	$45,393

Total preferred stocks (cost $76,202)		$45,393

WARRANTS (—%)* †	Expiration	Strike
	date	price		Warrants	Value

AboveNet, Inc.	9/08/10	$24.00		118	$2,950

Dayton Superior Corp. 144A F	6/15/09	0.01		1,020	527

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01		3,380	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR0	.001	508	4,731

Vertis Holdings, Inc. F	10/18/15	$0.01		752	—

Total warrants (cost $38,587)					$8,208

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.
(acquired various dates from 12/02/04 to 12/22/04,
cost $109,821) ‡	2,393	$2,990

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	667	487

Total convertible preferred stocks (cost $738,521)		$3,477

SHORT-TERM INVESTMENTS (28.2%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	53,604,096	$53,604,096

LMA Americas, LLC for an effective yield of 0.60%, April 15, 2009	$3,000,000	2,999,300

Victory Receivables Corp. for an effective yield of 0.55%,
April 17, 2009	4,000,000	3,999,022

Working Capital Management Co. for an effective yield of 0.75%,
April 2, 2009	4,000,000	3,999,917

CAFCO, LLC. for an effective yield of 0.60%, April 1, 2009	2,000,000	2,000,000

U.S.Treasury Note, 3 3/8%. September 15, 2009 [i]	513,000	512,128

U.S.Treasury Note, 4 1/2%. April 30, 2009 [i]	977,000	977,000

SSgA U.S. Government Money Market Fund [i]	1,290,000	1,290,000

U.S. Treasury Cash Management Bills for an effective yield
of 0.88%, May 15, 2009 #	9,305,000	9,294,998

Total short-term investments (cost $78,676,461)		$78,676,461

TOTAL INVESTMENTS

Total investments (cost $498,093,607)		$436,221,918

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
ZAR	South African Rand

  * Percentages indicated are based on net assets of $278,803,619.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2009 was $2,990 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of these securities were pledged and segregated with the custodian or brokers to cover margin requirements for futures contracts and collateral on certain swap contracts.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 5).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

i Securities purchased with cash or received that were pledged to the fund for collateral on certain swap contracts (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 6).

At March 31, 2009, liquid assets totaling $182,983,563 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2009 (as a percentage of Portfolio Value):
United States	91.7%	Canada	0.5%

Japan	1.9	Venezuela	0.5

Russia	1.4	Other	3.3

Argentina	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/09 (aggregate face value $50,679,186) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$11,159,973	$10,768,620	4/15/09	$391,353

British Pound	3,253,729	3,200,975	4/15/09	52,754

Canadian Dollar	937,861	924,187	4/15/09	13,674

Danish Krone	240,028	228,339	4/15/09	11,689

Euro	5,513,296	5,344,144	4/15/09	169,152

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/09 (aggregate face value $50,679,186) (Unaudited) cont.

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Hungarian Forint	$941,511	$891,967	4/15/09	$49,544

Japanese Yen	10,776,512	10,875,368	4/15/09	(98,856)

Malaysian Ringgit	154,696	150,351	4/15/09	4,345

Mexican Peso	9,114	8,356	4/15/09	758

New Zealand Dollar	4,842	4,187	4/15/09	655

Norwegian Krone	9,425,843	9,314,055	4/15/09	111,788

Polish Zloty	3,109,372	2,840,142	4/15/09	269,230

South African Rand	1,053,291	957,308	4/15/09	95,983

Swedish Krona	2,936,424	2,630,997	4/15/09	305,427

Swiss Franc	2,621,376	2,540,190	4/15/09	81,186

Total				$1,458,682

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/09 (aggregate face value $40,182,438) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,391,567	$1,282,722	4/15/09	$(108,845)

Brazilian Real	1,070,678	1,018,648	4/15/09	(52,030)

British Pound	4,691,241	4,665,409	4/15/09	(25,832)

Canadian Dollar	6,509,196	6,471,898	4/15/09	(37,298)

Euro	5,941,993	5,656,685	4/15/09	(285,308)

Hungarian Forint	954,282	899,042	4/15/09	(55,240)

Japanese Yen	660,367	665,075	4/15/09	4,708

Mexican Peso	23,239	21,244	4/15/09	(1,995)

Norwegian Krone	5,237,117	4,950,223	4/15/09	(286,894)

Polish Zloty	2,426,155	2,220,151	4/15/09	(206,004)

South African Rand	1,022,593	928,495	4/15/09	(94,098)

Swedish Krona	5,627,672	5,304,060	4/15/09	(323,612)

Swiss Franc	6,202,925	6,098,786	4/15/09	(104,139)

Total				$(1,576,587)

FUTURES CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	1	$498,530	Jun-09	$(603)

Canadian Government Bond 10 yr (Long)	4	402,190	Jun-09	5,453

Euro-Bund 10 yr (Short)	20	3,305,110	Jun-09	(13,535)

Euro-Dollar 90 day (Short)	125	30,906,250	Jun-09	(541,302)

Euro-Dollar 90 day (Short)	227	56,128,588	Sep-09	(1,097,805)

Euro-Dollar 90 day (Short)	617	152,329,588	Dec-09	(3,082,591)

Euro-Dollar 90 day (Short)	21	5,181,750	Mar-10	(124,932)

Euro-Euribor Interest Rate 90 day (Long)	137	44,493,525	Dec-10	182,080

Euro-Euribor Interest Rate 90 day (Long)	58	18,887,707	Sep-10	53,239

Euro-Euribor Interest Rate 90 day (Short)	49	16,035,762	Dec-09	(68,385)

Euro-Euribor Interest Rate 90 day (Short)	58	19,012,880	Sep-09	(67,220)

FUTURES CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Schatz 2 yr (Short)	209	$30,059,757	Jun-09	$(108,231)

Japanese Government Bond
10 yr (Short)	16	22,309,245	Jun-09	119,427

Japanese Government Bond
10 yr Mini (Long)	2	278,543	Jun-09	(734)

Sterling 90 day (Long)	10	1,752,299	Sep-10	(2,142)

Sterling Interest Rate 90 day (Long)	10	1,767,719	Sep-09	(96)

U.K. Gilt 10 yr (Long)	33	5,832,170	Jun-09	(43,376)

U.S. Treasury Bond 20 yr (Short)	17	2,204,953	Jun-09	(79,601)

U.S. Treasury Note 2 yr (Long)	44	9,587,188	Jun-09	44,239

U.S. Treasury Note 5 yr (Short)	76	9,026,188	Jun-09	(138,874)

U.S. Treasury Note 10 yr (Short)	71	8,809,547	Jun-09	(137,492)

Total				$(5,102,481)

WRITTEN OPTIONS OUTSTANDING at 3/31/09 (premiums received $6,619,089) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	$1,469,000	Sep-13/4.82	$99,687

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	25,011,500	May-12/5.51	4,111,782

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA maturing
November 9, 2019.	50,458,000	Nov-09/4.40	6,104,409

Option on an interest rate swap with JPMorgan Chase
Bank for the obligation to receive a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA maturing
November 9, 2019.	50,458,000	Nov-09/4.40	205,364

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
4.82% versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	1,469,000	Sep-13/4.82	25,755

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	25,011,500	May-12/5.51	370,665

Total			$10,917,662

TBA SALE COMMITMENTS OUTSTANDING at 3/31/09 (proceeds receivable $46,770,469) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, April 1, 2039	$1,000,000	4/13/09	$1,031,563

FNMA, 4 1/2s, April 1, 2039	45,000,000	4/13/09	45,956,250

Total			$46,987,813

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$32,178,000		$—	5/23/10	3 month USD-
					LIBOR-BBA	3.155%	$1,027,657

	23,500,000		—	7/18/13	4.14688%	3 month USD-
						LIBOR-BBA	(2,163,535)

	3,000,000		—	7/29/18	3 month USD-
					LIBOR-BBA	4.75%	500,762

	12,570,000		—	8/26/18	3 month USD-
					LIBOR-BBA	4.54375%	1,848,003

	7,133,000		—	9/18/38	4.36125%	3 month USD-
						LIBOR-BBA	(1,516,803)

	2,000,000		—	9/19/18	3 month USD-
					LIBOR-BBA	4.07%	209,875

	5,076,000		15,845	10/1/18	3 month USD-
					LIBOR-BBA	4.30%	735,024

	13,613,000		(57,362)	10/8/38	3 month USD-
					LIBOR-BBA	4.30%	2,905,101

	3,484,000		1,315	10/20/18	3 month USD-
					LIBOR-BBA	4.60%	585,996

	28,409,000		25,825	10/20/10	3 month USD-
					LIBOR-BBA	3.00%	1,095,805

	219,700,000		(78,193)	11/26/10	3 month USD-
					LIBOR-BBA	2.35%	5,209,803

	550,228,000		—	12/22/10	3 month USD-
					LIBOR-BBA	1.515%	3,983,392

	54,651,000		—	10/26/12	4.6165%	3 month USD-
						LIBOR-BBA	(6,172,559)

	18,938,000		—	5/19/10	3.2925%	3 month USD-
						LIBOR-BBA	(646,048)

	23,910,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.5375%	827,495

	11,889,000		—	5/8/28	4.95%	3 month USD-
						LIBOR-BBA	(3,194,563)

Barclays Bank PLC
	76,136,000		—	12/9/10	3 month USD-
					LIBOR-BBA	2.005%	1,299,232

	28,963,000		—	12/9/20	3 month USD-
					LIBOR-BBA	2.91875%	(25,766)

Citibank, N.A.
JPY	1,134,000,000		—	9/11/16	1.8675%	6 month JPY-
						LIBOR-BBA	(615,416)

	$28,000,000		—	7/21/18	4.80625%	3 month USD-
						LIBOR-BBA	(4,825,615)

MXN	33,510,000	F	—	7/18/13	1 month MXN-
					TIIE-BANXICO	9.175%	187,105

MXN	10,055,000		—	7/22/13	1 month MXN-
					TIIE-BANXICO	9.21%	53,689

AUD	3,800,000	E	—	9/11/18	6.1%	6 month AUD-
						BBR-BBSW	(32,630)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$95,602,000	$—	9/17/13	3 month USD-
				LIBOR-BBA	3.4975%	$5,759,252

	6,895,000	—	9/18/38	4.45155%	3 month USD-
					LIBOR-BBA	(1,585,564)

	302,431,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	7,417,798

	8,078,000	—	2/24/16	2.77%	3 month USD-
					LIBOR-BBA	(123,336)

	24,636,000	—	3/25/19	2.95%	3 month USD-
					LIBOR-BBA	(168,609)

	30,650,000	—	3/27/14	3 month USD-
				LIBOR-BBA	2.335%	175,593

	102,606,000	—	3/30/11	3 month USD-
				LIBOR-BBA	1.535%	300,041

Citibank, N.A., London
JPY	1,300,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	597,736

Credit Suisse International
	$11,827,400	—	9/16/10	3.143%	3 month USD-
					LIBOR-BBA	(327,417)

	4,042,000	—	9/18/38	4.41338%	3 month USD-
					LIBOR-BBA	(899,971)

	124,287,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	3,038,218

	13,961,000	—	9/23/10	3 month USD-
				LIBOR-BBA	3.32%	425,267

	18,000,000	—	12/5/20	3 month USD-
				LIBOR-BBA	3.01%	158,498

	8,000,000	—	12/11/18	2.9275%	3 month USD-
					LIBOR-BBA	(115,996)

	23,950,000	—	6/30/38	2.71%	3 month USD-
					LIBOR-BBA	2,315,442

	14,517,000	—	1/16/19	3 month USD-
				LIBOR-BBA	2.32%	(641,243)

	14,255,000	—	2/5/14	2.475%	3 month USD-
					LIBOR-BBA	(215,608)

	6,455,000	—	2/5/29	3 month USD-
				LIBOR-BBA	3.35%	143,341

	3,000,000	—	3/23/19	2.79%	3 month USD-
					LIBOR-BBA	21,590

	7,000,000	—	3/23/19	2.81%	3 month USD-
					LIBOR-BBA	38,026

Deutsche Bank AG
	9,268,000	—	9/23/38	4.75%	3 month USD-
					LIBOR-BBA	(2,659,627)

	9,715,000	—	10/17/18	4.585%	3 month USD-
					LIBOR-BBA	(1,620,209)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$125,936,000	$—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	$3,755,790

	4,000,000	—	11/18/18	3 month USD-
				LIBOR-BBA	4.04%	461,609

	97,260,000	—	11/25/13	3 month USD-
				LIBOR-BBA	2.95409%	4,378,183

ZAR	12,120,000	—	7/6/11	3 month ZAR-
				JIBAR-SAFEX	9.16%	32,180

	$70,018,000	—	11/28/13	3 month USD-
				LIBOR-BBA	2.8725%	2,867,434

	79,355,000	—	12/5/13	2.590625%	3 month USD-
					LIBOR-BBA	(2,136,564)

	28,551,000	—	12/9/13	3 month USD-
				LIBOR-BBA	2.5225%	668,311

	54,334,000	—	12/11/18	2.94%	3 month USD-
					LIBOR-BBA	(848,029)

	85,491,000	—	12/15/18	3 month USD-
				LIBOR-BBA	2.80776%	304,402

	20,515,000	—	12/16/28	3 month USD-
				LIBOR-BBA	2.845%	(992,695)

	332,987,000	—	12/19/10	3 month USD-
				LIBOR-BBA	1.53429%	2,480,065

	4,000,000	—	12/22/13	2.008%	3 month USD-
					LIBOR-BBA	7,099

	23,757,000	—	12/24/13	2.165%	3 month USD-
					LIBOR-BBA	(134,031)

	49,838,000	—	12/30/13	2.15633%	3 month USD-
					LIBOR-BBA	(248,806)

	34,300,000	—	1/8/29	3 month USD-
				LIBOR-BBA	3.19625%	6,360

	21,843,000	—	1/8/19	3 month USD-
				LIBOR-BBA	2.735%	(167,493)

	109,800,000	—	1/8/14	2.375%	3 month USD-
					LIBOR-BBA	(1,254,133)

	2,241,000	—	1/13/19	3 month USD-
				LIBOR-BBA	2.52438%	(58,984)

	8,094,000	—	1/20/19	3 month USD-
				LIBOR-BBA	2.347%	(341,846)

	12,754,000	—	1/28/29	3 month USD-
				LIBOR-BBA	3.1785%	(38,634)

	208,867,000	—	2/3/14	2.44%	3 month USD-
					LIBOR-BBA	(2,858,521)

	89,668,000	—	2/3/24	3 month USD-
				LIBOR-BBA	3.27%	1,471,727

	27,518,000	—	2/3/19	3.01%	3 month USD-
					LIBOR-BBA	(428,570)

	20,377,000	—	2/5/29	3 month USD-
				LIBOR-BBA	3.324%	372,813

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$41,011,000	$—	2/5/14	2.44661%	3 month USD-
				LIBOR-BBA	$(564,760)

285,446,000	—	2/6/14	2.5529%	3 month USD-
				LIBOR-BBA	(5,362,622)

48,326,000	—	2/6/29	3 month USD-
			LIBOR-BBA	3.42575%	1,620,387

9,000,000	—	2/6/14	2.5675%	3 month USD-
				LIBOR-BBA	(175,312)

5,000,000	—	2/9/14	2.525%	3 month USD-
				LIBOR-BBA	(86,294)

4,000,000	—	2/10/14	2.55%	3 month USD-
				LIBOR-BBA	(73,674)

65,000,000	—	2/17/14	2.55%	3 month USD-
				LIBOR-BBA	(1,171,205)

77,000,000	—	2/17/19	3 month USD-
			LIBOR-BBA	3.095%	1,695,898

25,000,000	—	2/17/39	3.31%	3 month USD-
				LIBOR-BBA	(321,936)

21,612,000	—	2/25/14	2.4675%	3 month USD-
				LIBOR-BBA	(294,862)

106,000,000	—	3/4/14	2.54%	3 month USD-
				LIBOR-BBA	(1,765,975)

128,000,000	—	3/4/19	3 month USD-
			LIBOR-BBA	3.20087%	3,877,861

41,000,000	—	3/4/39	3.37174%	3 month USD-
				LIBOR-BBA	(975,552)

2,000,000	—	3/10/16	3 month USD-
			LIBOR-BBA	2.845%	38,079

1,000,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.892%	21,971

1,100,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.938%	27,452

202,712,000	—	3/20/11	3 month USD-
			LIBOR-BBA	1.43%	173,882

3,000,000	—	3/23/19	2.8225%	3 month USD-
				LIBOR-BBA	12,988

3,000,000	—	3/24/14	2.297%	3 month USD-
				LIBOR-BBA	(12,285)

84,000,000	—	3/30/14	2.36%	3 month USD-
				LIBOR-BBA	(565,078)

38,000,000	—	3/30/21	3 month USD-
			LIBOR-BBA	3.125%	379,558

Goldman Sachs International
30,676,000	—	4/3/18	3 month USD-
			LIBOR-BBA	4.19%	3,997,483

120,229,000	—	4/8/10	3 month USD-
			LIBOR-BBA	2.64%	2,895,469

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$13,189,000		$—	4/23/18	4.43%	3 month USD-
						LIBOR-BBA	$(1,981,209)

	17,383,000		—	5/19/18	4.525%	3 month USD-
						LIBOR-BBA	(2,711,279)

JPY	743,800,000		—	6/10/16	1.953%	6 month JPY-
						LIBOR-BBA	(460,299)

	$11,539,000		5,438	10/24/10	3 month USD-
					LIBOR-BBA	2.60%	348,672

	28,568,000		176,833	11/18/18	4.10%	3 month USD-
						LIBOR-BBA	(3,272,867)

	73,190,000		(20,131)	11/18/10	3 month USD-
					LIBOR-BBA	2.35%	1,749,509

	113,015,000		411,793	11/18/13	3.45%	3 month USD-
						LIBOR-BBA	(7,408,008)

	8,770,000		—	1/23/19	2.61125%	3 month USD-
						LIBOR-BBA	165,601

EUR	18,200,000		—	2/3/11	6 month EUR-
					EURIBOR-
					REUTERS	2.23%	172,353

AUD	15,162,500	E	—	2/14/12	3 month AUD-
					BBR-BBSW	4.39%	(25,235)

JPMorgan Chase Bank, N.A.
	$4,665,000		—	3/7/18	4.45%	3 month USD-
						LIBOR-BBA	(631,638)

	17,121,000		—	3/12/18	3 month USD-
					LIBOR-BBA	4.4525%	2,319,680

	15,289,000		—	3/11/38	5.0025%	3 month USD-
						LIBOR-BBA	(5,095,419)

	35,403,000		—	3/20/13	3 month USD-
					LIBOR-BBA	3.145%	1,597,801

	69,999,000		—	3/26/10	3 month USD-
					LIBOR-BBA	2.33375%	793,772

	26,533,000		—	4/8/13	3 month USD-
					LIBOR-BBA	3.58406%	2,009,522

	53,631,000		—	5/23/10	3 month USD-
					LIBOR-BBA	3.16%	1,717,206

	18,000,000		—	6/13/13	4.47%	3 month USD-
						LIBOR-BBA	(1,988,494)

	2,000,000		—	6/27/18	3 month USD-
					LIBOR-BBA	4.8305%	357,348

	6,423,000		—	7/16/10	3 month USD-
					LIBOR-BBA	3.384%	208,586

	3,400,000		—	7/17/18	4.52%	3 month USD-
						LIBOR-BBA	(503,136)

	19,148,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.565%	669,899

	49,717,000		—	7/28/10	3 month USD-
					LIBOR-BBA	3.5141%	1,691,642

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
AUD	19,160,000	E	$—	8/6/18	6 month AUD-
					BBR-BBSW	6.865%	$558,818

JPY	8,737,320,000		—	9/18/15	6 month JPY-
					LIBOR-BBA	1.19%	691,336

JPY	32,620,000		—	9/18/38	2.17%	6 month JPY-
						LIBOR-BBA	(22,757)

	$17,560,000		—	9/23/38	4.70763%	3 month USD-
						LIBOR-BBA	(4,896,420)

	3,445,000		—	10/22/10	3 month USD-
					LIBOR-BBA	2.78%	114,846

	2,297,000		—	10/22/18	3 month USD-
					LIBOR-BBA	4.2825%	320,048

	17,025,000		—	10/23/13	3 month USD-
					LIBOR-BBA	3.535%	1,277,551

	7,879,000		23,761	11/4/18	4.45%	3 month USD-
						LIBOR-BBA	(1,182,241)

	7,053,000		33,492	11/4/13	3.85%	3 month USD-
						LIBOR-BBA	(595,884)

	34,218,000		—	11/10/18	3 month USD-
					LIBOR-BBA	4.83%	6,382,120

	2,000,000		—	11/18/18	3 month USD-
					LIBOR-BBA	4.04%	230,805

	71,000,000		—	11/24/10	3 month USD-
					LIBOR-BBA	2.0075%	1,229,061

EUR	22,020,000		—	12/11/13	6 month EUR-
					EURIBOR-
					REUTERS	3.536%	1,114,166

	$1,060,000		—	12/19/18	5%	3 month USD-
						LIBOR-BBA	(210,164)

PLN	9,400,000		—	1/26/11	6 month PLN-
					WIBOR-WIBO	4.177%	(32,413)

JPY	7,460,000,000		—	6/6/13	1.83%	6 month JPY-
						LIBOR-BBA	(3,010,222)

	$6,970,000		—	1/27/24	3.1%	3 month USD-
						LIBOR-BBA	27,307

AUD	12,130,000	E	—	1/27/12	3 month AUD-
					BBR-BBSW	4.21%	(32,403)

	$3,485,000		—	2/3/24	3 month USD-
					LIBOR-BBA	3.2825%	62,532

	80,000,000		—	2/5/11	1.625%	3 month USD-
						LIBOR-BBA	(448,231)

	195,522,000		—	2/6/11	1.6966%	3 month USD-
						LIBOR-BBA	(1,368,377)

	20,767,000		—	2/6/29	3 month USD-
					LIBOR-BBA	3.4546%	786,538

AUD	7,720,000		—	2/24/19	4.825%	6 month AUD-
						BBR-BBSW	50,216

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$22,859,000	$—	3/3/11	3 month USD-
				LIBOR-BBA	1.68283%	$142,419

EUR	17,990,000	—	3/4/14	1 month EUR-
				EURIBOR-
				REUTERS	2.74%	96,381

GBP	12,320,000	—	3/4/12	6 month GBP-
				LIBOR-BBA	2.535%	26,811

	$4,658,000	—	3/6/39	3.48%	3 month USD-
					LIBOR-BBA	(207,908)

AUD	5,790,000	—	3/6/19	4.93%	6 month AUD-
					BBR-BBSW	9,187

CAD	7,690,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	(15,868)

CAD	1,690,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	25,836

CAD	7,940,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	(38,727)

	$8,060,000	—	3/19/13	3 month USD-
				LIBOR-BBA	2.28%	95,034

	2,590,000	—	3/19/24	3.37%	3 month USD-
					LIBOR-BBA	(65,771)

CAD	2,520,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	44,412

	$41,000,000	—	3/20/19	3.20875%	3 month USD-
					LIBOR-BBA	(1,223,903)

	120,000,000	—	3/24/11	3 month USD-
				LIBOR-BBA	1.4625%	192,317

EUR	33,850,000	—	3/30/11	6 month EUR-
				EURIBOR-
				REUTERS	1.972%	143,895

	$12,700,000	—	3/30/19	3 month USD-
				LIBOR-BBA	2.945%	78,021

Merrill Lynch Capital Services, Inc.
JPY	743,800,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(483,959)

Merrill Lynch Derivative Products AG
JPY	371,900,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(269,354)

UBS AG
	$367,450,000	—	10/29/10	2.75%	3 month USD-
					LIBOR-BBA	(11,953,665)

	61,548,000	—	10/29/20	3 month USD-
				LIBOR-BBA	4.18142%	8,206,510

	76,877,000	2,640,051	11/10/38	4.45%	3 month USD-
					LIBOR-BBA	(16,192,908)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS AG cont.
$97,757,000	$(3,249,608)	11/10/28	3 month USD-
			LIBOR-BBA	4.45%	$16,016,851

185,016,000	4,700,082	11/10/18	4.45%	3 month USD-
				LIBOR-BBA	(23,532,473)

102,199,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	1,859,908

Total					$(12,298,349)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	5,760,000	F	3/27/14	1.785%	Eurostat Eurozone	$4,796
					HICP excluding
					tobacco

Goldman Sachs International
EUR	9,600,000		4/30/13	2.375%	French Consumer	421,125
					Price Index
					excluding tobacco

EUR	9,600,000		4/30/13	(2.41%)	Eurostat Eurozone	(500,938)
					HICP excluding
					tobacco

EUR	9,600,000		5/6/13	2.34%	French Consumer	402,892
					Price Index
					excluding tobacco

EUR	9,600,000		5/6/13	(2.385%)	Eurostat Eurozone	(489,463)
					HICP excluding
					tobacco

JPMorgan Chase Bank, N.A.
	$201,000,000		4/13/09	(0.84%)4.50%	FNMA 4.50% 30 YR	2,687,997
					TBA

Total						$2,526,409

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Clear Channel
Communications,
5 3/4%, 1/15/13	Ca	$—	$345,000	9/20/09	635 bp	$(77,015)

Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	B2	—	555,000	12/20/12	95 bp	(272,748)

Nalco Co., 7.75%,
11/15/11	B1	—	80,000	9/20/12	350 bp	(6,193)

Visteon Corp., 7%,
3/10/14	—	(127,500)	480,000	9/20/13	(500 bp)	299,255

Barclays Bank PLC
DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	278,302	2,027,356	7/25/45	18 bp	(56,141)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	220,207	1,520,517	7/25/45	18 bp	(30,625)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	208,985	1,311,260	7/25/45	18 bp	(7,327)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	210,906	1,317,908	7/25/45	18 bp	(6,503)

DJ ABX HE PEN AAA
Series 7 Version 1
Index	A+	898,208	1,524,000	8/25/37	9 bp	(172,376)

DJ CDX NA IG Series
12 Version 1 Index	—	(1,130,107)	29,966,000	6/20/14	(100 bp)	157,632

Citibank, N.A.
DJ ABX HE AAA Index	AA	717,663	3,729,793	5/25/46	11 bp	(979,313)

DJ ABX HE AAA Index	BB+	600,474	2,070,600	1/25/38	76 bp	(962,523)

DJ ABX HE PEN AAA
Index	AA	611,503	4,251,532	5/25/46	11 bp	(1,322,853)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AA	171,737	868,416	5/25/46	11 bp	(223,374)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	163,880	1,065,913	7/25/45	18 bp	(11,958)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	686,668	4,021,277	5/25/46	11 bp	(1,142,927)

Lear Corp., T/L
Bank Loan	—	—	265,000	6/20/13	(225 bp)	160,913

Lear Corp., T/L
Bank Loan	Caa1	—	265,000	6/20/13	700 bp	(144,604)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC cont.
Lighthouse
International Co.,
SA, 8%, 4/30/14	B3	$—	EUR 495,000	3/20/13	815 bp	$(220,361)

Republic of
Argentina, 8.28%,
12/31/33	—	—	$330,000	9/20/13	(1,170 bp)	161,627

Republic of
Argentina, 8.28%,
12/31/33	—	—	330,000	9/20/13	(945 bp)	173,587

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	300,000	9/20/13	940 bp	(84,002)

Sara Lee Corp.,
6 1/8%, 11/1/32	—	—	300,000	9/20/11	(43 bp)	1,163

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B1	—	1,105,000	10/20/11	194 bp	(648,808)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	210,000	6/20/09	165 bp	(12,586)

DJ ABX HE AAA
Series 7 Version 2
Index	BB+	31,635	57,000	1/25/38	76 bp	(11,392)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	189,651	1,222,618	7/25/45	18 bp	(12,038)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	103,332	672,092	7/25/45	18 bp	(7,540)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	109,805	714,197	7/25/45	18 bp	(8,012)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	52,858	343,802	7/25/45	18 bp	(3,857)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	131,555	748,703	7/25/45	18 bp	8,045

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	311,108	1,860,520	7/25/45	18 bp	4,188

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	292,504	1,440,174	5/25/46	11 bp	(362,744)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	555,462	1,723,035	5/25/46	11 bp	(228,482)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront					Fixed payments
		premium				Termi-	received	Unrealized
Swap counterparty /		received		Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount		date	per annum	(depreciation)

Credit Suisse International cont.
DJ ABX HE PEN AAA
Series 7 Version 1
Index	A+	$1,146,531		$1,931,000		8/25/37	9 bp	$(209,962)

DJ CDX NA HY Series
10	B+	197,589		1,881,800		6/20/13	500 bp	(314,549)

DJ CDX NA HY Series
10	B+	1,360,425		12,804,000		6/20/13	500 bp	(2,124,226)

DJ CMB NA CMBX AAA
Index	AAA	8,988		54,000		12/13/49	8 bp	(9,045)

DJ CMBX NA AAA
Series 4 Version 1
Index	AAA	1,523,481		3,688,000		2/17/51	35 bp	272,673

Deutsche Bank AG
DJ ABX HE A Series
7 Version 2 Index	CCC	1,361,360		1,483,492		1/25/38	369 bp	(80,271)

DJ ABX HE AAA Index	AAA	126,909		1,606,627		7/25/45	18 bp	(451,476)

DJ ABX HE PEN AAA
Index	AA	608,711		4,251,532		5/25/46	11 bp	(1,325,645)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	113,424		688,554		7/25/45	18 bp	(163)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	655,834		1,872,226		5/25/46	11 bp	(195,989)

DJ CDX NA HY Series
11 Version 1 Index	B+	4,955,633		21,087,800		12/20/13	500 bp	(1,573,853)

DJ iTraxx Europe
Series 8 Version 1	—	(57,074)	EUR	595,000		12/20/12	(375 bp)	141,400

DJ iTraxx Europe
Series 9 Version 1	—	164,972	EUR	2,415,000		6/20/13	(650 bp)	712,866

Federal Republic of
Brazil, 12 1/4%,
3/6/30	Ba1	—		$775,000		10/20/17	105 bp	(119,122)

General Electric
Capital Corp., 6%,
6/15/12	C	—		300,000		9/20/13	109 bp	(62,558)

Grohe Holding GmBh,
8 5/8%, 10/1/14	B3	—	EUR	140,000		6/20/09	400 bp	(9,973)

Grohe Holding GmBh,
8 5/8%, 10/1/14	B3	—	EUR	505,000		6/20/09	400 bp	(35,975)

India Government
Bond, 5 7/8%, 1/2/10	Ba2	—		$5,800,000		1/11/10	170 bp	99,878

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—		1,365,000	F	2/19/10	115 bp	10,635

Korea Monetary STAB
Bond, 5.45%, 1/23/10	A	—		870,000	F	2/1/10	101 bp	5,776

Nalco Co., 7.75%,
11/15/11	B1	—		70,000		12/20/12	363 bp	(5,545)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront					Fixed payments
		premium				Termi-	received	Unrealized
Swap counterparty /		received		Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount		date	per annum	(depreciation)

Deutsche Bank AG cont.
Republic of
Argentina, 8.28%,
12/31/33	—	$—		$660,000		8/20/12	(380 bp)	$389,055

Republic of
Indonesia, 6.75%,
2014	BB–	—		575,000		9/20/16	292 bp	(87,559)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—		595,000		6/20/14	220 bp	(283,213)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—		300,000		9/20/13	940 bp	(84,002)

Smurfit Kappa
Funding, 10 1/8%,
10/1/12	BB/P	—	EUR	415,000		6/20/09	135 bp	(7,673)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR	425,000		9/20/13	715 bp	(54,234)

United Mexican
States, 7.5%, 4/8/33	Baa1	—		$1,495,000		3/20/14	56 bp	(209,559)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR	400,000		9/20/13	477 bp	(28,043)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR	400,000		9/20/13	535 bp	(17,336)

Goldman Sachs International
DJ ABX HE A Index	CCC	501,237		$741,746		1/25/38	369 bp	(219,579)

DJ ABX HE AAA Index	AAA	111,232		1,408,161		7/25/45	18 bp	(395,656)

DJ ABX HE AAA Index	BB+	175,796		748,000		1/25/38	76 bp	(388,834)

DJ CDX NA CMBX AAA
Index	AAA	56,692		1,550,000	F	3/15/49	7 bp	(381,123)

DJ CDX NA HY Series
11 Version 1 Index	—	(924,653)		4,772,400		12/20/13	(500 bp)	553,042

DJ CDX NA IG Series
12 Version 1 Index	—	(1,177,535)		27,089,000		6/20/14	(100 bp)	(9,668)

DJ CDX NA IG Series
12 Version 1 Index	—	(127,138)		2,893,000		6/20/14	(100 bp)	—

Lighthouse
International Co,
SA, 8%, 4/30/14	B3	—	EUR	420,000		3/20/13	680 bp	(204,034)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR	390,000		9/20/13	720 bp	(74,507)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Caa2	$—		$70,000	6/20/12	230 bp	$(33,191)

Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	B+	—	EUR	420,000	3/20/13	795 bp	(178,253)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	77,693		$479,613	7/25/45	18 bp	(1,427)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	189,164		931,370	5/25/46	11 bp	(234,589)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	659,822		1,856,704	5/25/46	11 bp	(184,938)

DJ CDX NA EM Series
10 Index	BB	28,017		485,000	12/20/13	335 bp	(33,270)

DJ iTraxx Europe
Crossover Series 8
Version 1	—	(160,342)	EUR	1,200,000	12/20/12	(375 bp)	239,894

Freeport-McMoRan
Copper & Gold,
Inc., bank term loan	—	—		$1,194,100	3/20/12	(85 bp)	81,434

General Growth
Properties, conv.
bond 3.98%, 4/15/27	Baa3	—		1,375,000	9/20/13	775 bp	(927,502)

Republic of
Argentina, 8.28%,
12/31/33	B–	—		705,000	6/20/14	235 bp	(460,888)

Republic of
Hungary, 4 3/4%,
2/3/15	—	—		600,000	4/20/13	(171.5 bp)	69,741

Republic of Turkey,
11 7/8%, 1/15/30	Ba3	—		185,000	10/20/12	154 bp	(12,787)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—		1,605,000	5/20/17	60 bp	(366,630)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—		215,000	6/20/13	595 bp	(113,964)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	—		1,080,000	6/20/12	(150 bp)	202,651

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	—		735,000	9/20/11	(426 bp)	368

Pulte Homes Inc.,
5.25%, 1/15/14	—	—		690,000	9/20/11	(482 bp)	(33,138)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Merrill Lynch International
Kinder Morgan,
Inc., 6 1/2%, 9/1/12	—	$—	$1,589,000	9/20/12	(128 bp)	$19,280

Morgan Stanley Capital Services, Inc.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	500,000	6/20/09	190 bp	(23,233)

Bombardier, Inc,
6 3/4%, 5/1/12	—	—	545,000	6/20/12	(114 bp)	107,305

DJ ABX CMBX BBB
Index	—	50	68,790	10/12/52	(134 bp)	59,866

DJ CDX NA IG Series
12 Version 1 Index	—	(256,363)	6,310,000	6/20/14	(100 bp)	14,799

DJ CMB NA CMBX AAA
Index	AAA	273,852	2,523,500	2/17/51	35 bp	(592,519)

Dominican Republic,
8 5/8%, 4/20/27	—	—	1,190,000	11/20/11	(170 bp)	287,203

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	—	1,191,200	3/20/12	44 bp	(94,085)

Nalco Co., 7.75%,
11/15/11	B1	—	80,000	9/20/12	330 bp	(6,669)

Nalco Co., 7.75%,
11/15/11	B1	—	115,000	3/20/13	460 bp	(6,052)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	510,000	10/12/12	339 bp	(186,569)

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	135,000	9/20/13	(760 bp)	24,927

Total						$(15,210,175)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$54,910,861	$(5,102,481)

Level 2	377,505,710	(29,615,937)

Level 3	3,805,347	—

Total	$436,221,918	$(34,718,418)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of March 31, 2009:

	Investment in securities	Other financial instruments

Balance as of September 30, 2008	$5,231,184	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	(576,907)	—

Change in net unrealized appreciation/(depreciation)	9,932	—

Net purchases/sales	1,458,541	—

Net transfers in and/or out of Level 3	(2,317,403)	—

Balance as of March 31, 2009	$3,805,347	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $498,093,607)	$436,221,918

Cash	1,195,382

Dividends, interest and other receivables	4,317,720

Receivable for investments sold	47,764,043

Receivable for sales of delayed delivery securities (Note 1)	46,839,636

Unrealized appreciation on swap contracts (Note 1)	133,767,272

Unrealized appreciation on forward currency contracts (Note 1)	1,926,672

Premium paid on swap contracts (Note 1)	7,366,006

Total assets	679,398,649

LIABILITIES

Payable to custodian (Note 2)	1,714,708

Payable for variation margin (Note 1)	72,700

Distributions payable to shareholders	2,894,836

Payable for investments purchased	47,499,722

Payable for purchases of delayed delivery securities (Notes 1, 5 and 6)	97,147,133

Payable for compensation of Manager (Note 2)	503,686

Payable for investor servicing fees (Note 2)	11,610

Payable for custodian fees (Note 2)	42,370

Payable for Trustee compensation and expenses (Note 2)	109,606

Payable for administrative services (Note 2)	3,600

Unrealized depreciation on forward currency contracts (Note 1)	2,044,577

Written options outstanding, at value (premiums received $6,619,089) (Notes 1 and 3)	10,917,662

Premium received on swap contracts (Note 1)	28,878,290

Unrealized depreciation on swap contracts (Note 1)	158,749,387

TBA sales commitments, at value (proceeds receivable $46,770,469) (Note 1)	46,987,813

Payable for receivable purchase agreement (Note 2)	169,014

Collateral on swap contracts, at value (Note 1)	2,779,128

Other accrued expenses	69,188

Total liabilities	400,595,030

Net assets	$278,803,619

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$575,352,260

Undistributed net investment income (Note 1)	22,245,117

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(222,709,418)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(96,084,340)

Total — Representing net assets applicable to capital shares outstanding	$278,803,619

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share ($278,803,619 divided by 64,477,210 shares)	$4.32

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $10,770)	$8,956,866

Dividends	2,317

Securities lending	2,656

Total investment income	8,961,839

EXPENSES

Compensation of Manager (Note 2)	1,077,846

Investor servicing fees (Note 2)	72,120

Custodian fees (Note 2)	59,528

Trustee compensation and expenses (Note 2)	18,074

Administrative services (Note 2)	14,933

Other	236,626

Total expenses	1,479,127

Expense reduction (Note 2)	(2,666)

Net expenses	1,476,461

Net investment income	7,485,378

Net realized loss on investments (Notes 1 and 3)	(27,142,522)

Net realized loss on swap contracts (Note 1)	(38,569,156)

Net realized loss on futures contracts (Note 1)	(20,351,505)

Net realized loss on foreign currency transactions (Note 1)	(1,926,336)

Net realized gain on written options (Notes 1 and 3)	193,295

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,985,252

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(6,910,747)

Net loss on investments	(92,721,719)

Net decrease in net assets resulting from operations	$(85,236,341)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$7,485,378	$37,047,440

Net realized loss on investments
and foreign currency transactions	(87,796,224)	(357,169)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(4,925,495)	(94,081,603)

Net decrease in net assets resulting from operations	(85,236,341)	(57,391,332)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(17,433,230)	(36,112,991)

Increase in capital share transactions from reinvestment
of distributions	211,433	—

Decrease from capital share transactions (Note 4)	(10,711,596)	(93,333,036)

Total decrease in net assets	(113,169,734)	(186,837,359)

NET ASSETS

Beginning of period	391,973,353	578,810,712

End of period (including undistributed net investment
income of $22,245,117 and $32,192,969, respectively)	$278,803,619	$391,973,353

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	66,640,509	81,137,030

Shares issued in connection with reinvestment of distributions	49,056	—

Shares repurchased (Note 4)	(2,212,355)	(14,496,521)

Shares outstanding at end of period	64,477,210	66,640,509

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	3/31/09	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value,
beginning of period	$5.88	$7.13	$7.08	$7.07	$7.13	$6.99
Investment operations:

Net investment income [a]	.12	.49 [d]	.36 [d]	.34 [d]	.32 [d]	.40 [d]

Net realized and unrealized
gain (loss) on investments	(1.43)	(1.28)	.01	(.04 )	.04	.23

Total from investment operations	(1.31)	(.79)	.37	.30	.36	.63
Less distributions:

From net investment income	(.27)	(.49)	(.36)	(.35)	(.42)	(.49)

Total distributions	(.27)	(.49)	(.36)	(.35)	(.42)	(.49)

Increase from shares repurchased	.02	.03	.04	.06	—	—

Net asset value, end of period	$4.32	$5.88	$7.13	$7.08	$7.07	$7.13

Market value, end of period	$4.28	$5.39	$6.41	$6.15	$6.25	$6.73

Total return at
market value (%) [b]	(15.36) *	(8.92)	10.15	4.17	(0.98)	12.95

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$278,804	$391,973	$578,811	$664,410	$709,266	$715,596

Ratio of expenses to
average net assets (%) [c]	.51 *	.96 [d]	.90 [d]	.89 [d]	.87 [d]	.86 [d]

Ratio of net investment income
to average net assets (%)	2.62 *	7.29 [d]	5.01 [d]	4.84 [d]	4.43 [d]	5.61 [d]

Portfolio turnover (%)	112.11 [e]	158.75 [e]	77.78 [e]	113.12 [e]	165.33 [e]	113.46

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage
of average net assets

September 30, 2008	<0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

September 30, 2004	<0.01

e Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a signifi-cant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities, which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the coun-terparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a speci-fied threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2009, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008 the fund had a capital loss carryover of $118,517,373 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $20,254,805 of losses recognized during the period November 1, 2007 to September 30, 2008.

The aggregate identified cost on a tax basis is $500,570,627, resulting in gross unrealized appreciation and depreciation of $27,430,514 and $91,779,223, respectively, or net unrealized depreciation of $64,348,709.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $655,823 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended March 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At March 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $2,666 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $377, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $326,080,525 and $430,448,893, respectively. Purchases and sales of U.S. government securities aggregated $18,696,644 and $16,735,000, respectively.

Written option transactions during the six months ended March 31, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning	EUR	—	—
of period	USD	55,081,000	$2,141,204

Options	EUR	8,102,500	382,438
opened	USD	100,916,000	4,541,221

Options	EUR	—	—
exercised	USD	—	—

Options	EUR	—	—
expired	USD	(2,120,000)	(63,336)

Options	EUR	(8,102,500)	(382,438)
closed	USD	—	—

Written
options
outstanding	EUR	—	—
at end
of period	USD	153,877,000	$6,619,089

Note 4: Share repurchase program

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-months ended March 31, 2009, the fund repurchased 2,212,355 common shares for an aggregate purchase price of $10,711,596, which reflects a weighted-average discount from net asset value per share of 8.41%.

Note 5: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6: Unfunded loan commitments

As of March 31, 2009, the fund had unfunded loan commitments of $9,697, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrower:

Borrower	Unfunded Commitments

Golden Nugget, Inc.	$9,697

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on its financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	52,770,644	5,428,717

Charles B. Curtis	52,783,549	5,415,812

Robert J. Darretta	52,751,878	5,447,483

Myra R. Drucker	52,772,846	5,426,515

Charles E. Haldeman, Jr.	52,730,313	5,469,048

John A. Hill	52,770,297	5,429,064

Paul L. Joskow	52,751,987	5,447,374

Elizabeth T. Kennan	52,747,239	5,452,122

Kenneth R. Leibler	52,735,929	5,463,432

Robert E. Patterson	52,753,000	5,446,361

George Putnam, III	52,666,563	5,532,798

Robert L. Reynolds	52,643,403	5,555,958

Richard B. Worley	52,779,617	5,419,744

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Put-nam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Robert L. Reynolds	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive Officer,
Boston, MA 02109	Associate Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Senior Vice President	Judith Cohen
	and Treasurer	Vice President, Clerk and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Trustees	Principal Financial Officer	Vice President, Senior Associate
John A. Hill, Chairman		Treasurer and Assistant Clerk
Jameson A. Baxter,	Janet C. Smith
Vice Chairman	Vice President, Principal	Nancy E. Florek
Ravi Akhoury	Accounting Officer and	Vice President, Assistant Clerk,
Charles B. Curtis	Assistant Treasurer	Assistant Treasurer and
Robert J. Darretta		Proxy Manager
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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SA713 256149 5/09

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 7, 2008	-	-	-	5,747,748
October 8 -
October 31, 2008	1,990,091	$4.95	1,990,091	4,673,960
November 1 -
November 30, 2008	165,037	$3.86	165,037	4,508,923
December 1 -
December 31, 2008	57,228	$4.04	57,228	4,451,695

January 1 -
January 31, 2009	-	-	-	4,451,695
February 1 -
February 28, 2009	-	-	-	4,451,695
March 1 -
March 31, 2009	-	-	-	4,451,695

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 8,113,703 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 6,664,051 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009